As filed with the Securities and Exchange Commission on April 4, 2000


                                                      Registration No. 333-72753

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                         Post-Effective Amendment No. 2
                                    ----------------


                       SECURITY LIFE SEPARATE ACCOUNT Ll
                             (Exact Name of Trust)

                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                              (Name of Depositor)
                                 1290 Broadway
                          Denver, Colorado 80203-5699
              (Address of Depositor's Principal Executive Offices)



                                                Copy to:
GARY W. WAGGONER, ESQ.                          KIMBERLY J. SMITH, ESQ.
Security Life of Denver Insurance Company       Sutherland Asbill & Brennan LLP
1290 Broadway                                   1275 Pennsylvania Avenue, NW
Denver, Colorado 80203-5699                     Washington, D.C. 20004-2415
                                                (202) 383-0314
(Name and Address of Agent for Service)

                          ---------------------------

It is proposed that this filing will become effective:

    ___ on ________________________ pursuant to paragraph (a) of Rule 485
    ___ 60 days after filing pursuant to paragraph (a) of Rule 485
    _X_ on May 1, 2000 pursuant to paragraph (b) of Rule 485
    ___ immediately upon filing pursuant to paragraph (b) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of securities being registered: Variable Survivorship life insurance policy.

Approximate date of proposed public offering: as soon as practicable after the effective date of this Registration Statement.

Form V-91-00

             SECURITY LIFE SEPARATE ACCOUNT Ll (File No. 333-72753)
                              Cross-Reference Table

Form N-8B-2 Item No.        Caption in Prospectus
--------------------        --------------------

1, 2                        Cover; Security Life of Denver Insurance Company;
                            Security Life Separate Account Ll

3                           Inapplicable

4                           Security Life of Denver Insurance Company

5, 6                        Security Life Separate Account Ll

7                           Inapplicable

8                           Financial Statements

9                           Inapplicable

10(a), (b), (c), (d), (e)   Policy Summary; Policy Values, Determining the
                            Value in the Variable Division;
                            Charges, Deductions and Refunds;
                            Surrender; Partial Withdrawals; Guaranteed
                            Interest Division; Transfers of Account Value;
                            Right to Exchange Policy; Lapse; Reinstatement;
                            Premiums

10(f)                       Voting Privileges; Right to Change Operations

10(g), (h)                  Right to Change Operations

10(i) Tax Considerations; Detailed Information about the Variable Survivorship Policy; General Policy Provisions; Guaranteed Interest Division

11, 12                      Security Life Separate Account Ll

13 Policy Summary; Charges, Deductions and Refunds; and Group or Sponsored Arrangements and Corporate Purchasers

Form N-8B-2 Item No.    Caption in Prospectus
--------------------    --------------------

14, 15 Policy Summary; Free Look Period; General Policy Provisions; Applying for a Policy

16 Premiums; Investment Date and Allocation of Net Premiums; How We Calculate Accumulation Unit Values

17                          Premium Payments Affect Your Coverage;
                            Surrender; Partial Withdrawals

18 Policy Summary; Tax Considerations; Detailed Information about the Variable Survivorship Policy; Security Life Separate Account Ll; Persistency Refund

19                          Reports to Owners; Notification and
                            Claims Procedures; Performance Information (Appendix
                            C)

20                          See 10(g) & 10(a)

21                          Policy Loans

22 Policy Summary; Premiums; Grace Period; Security Life Separate Account Ll; Detailed Information about the Variable Survivorship Policy

23                          Inapplicable

24                          Inapplicable

25                          Security Life of Denver Insurance Company

26                          Inapplicable

27, 28, 29, 30              Security Life of Denver Insurance Company

31, 32, 33, 34              Inapplicable

35                          Inapplicable

36                          Inapplicable

Form N-89-2 Item No.    Caption in Prospectus
--------------------    --------------------

37                          Inapplicable

38, 39, 40, 41(a)           General Policy Provisions; Distribution of
                            the Policies; Security Life of Denver Insurance
                            Company

41(b), 41(c), 42, 43        Inapplicable

44                          Determining the Value in the Variable Division;
                            How We Calculate Accumulation Unit Values
45                          Inapplicable

46                          Partial Withdrawals; Detailed Information about
                            the Variable Survivorship Policy
47, 48, 49, 50              Inapplicable

51                          Detailed Information about the Variable
                            Survivorship Policy

52                          Determining the Value in the Variable Division;
                            Right to Change Operations

53(a)                       Tax Considerations

53(b), 54, 55               Inapplicable

56, 57, 58                  Inapplicable

59                          Financial Statements

This information is subject to completion or change. An amended registration statement for these securities has been filed with the Securities and Exchange Commission. These securities may not be sold and offers to buy may not be accepted prior to the amended registration statement becoming effective. This prospectus is not an offer to sell and is not a solicitation of an offer to buy. There will be no sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of the state.

                                   Prospectus

                                 ESTATE DESIGNER
           A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       AND
                        SECURITY LIFE SEPARATE ACCOUNT L1



Consider carefully the policy charges, deductions, and refunds beginning on page 41 in this prospectus.


You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.


This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


We offer other products to insure the lives of two people which may or may not better match your needs and interests.


Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.


YOUR POLICY
     o is a flexible premium variable joint and survivor universal life insurance policy;
     o is issued on two lives on whom insurance coverage may continue, in whole or in part, until both have died;
     o     is issued by Security Life of Denver Insurance Company;
     o is guaranteed not to lapse during the first five policy years if you meet certain requirements; and
     o is returnable by you during the free look period if you are not satisfied.

YOUR PREMIUM PAYMENTS
     o     are flexible, so the premium amount and frequency may vary;
     o are allocated to variable investment options and the guaranteed interest division, based on your instructions;
     o are invested in shares of the underlying investment portfolios under each variable investment option; and
     o can be invested in as many as eighteen investment options over the policy's lifetime.

YOUR ACCOUNT VALUE
     o is the sum of your holdings in the variable division, the guaranteed interest division and the loan division;
     o has no guaranteed minimum cash surrender value under the variable division. The value varies with the value of the underlying investment portfolio;
     o has a minimum guaranteed rate of return for amounts in the guaranteed interest division; and
     o     is subject to specified expenses and charges.

DEATH PROCEEDS
     o are paid if the policy is still in force at the second death of the two insured people;
     o are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the second insured person dies;
     o     are calculated under your choice of options;
           *    Option 1- a fixed minimum death benefit
           *    Option 2- a stated death benefit plus your account value;
           * Option 3- a stated death benefit plus the sum of the premiums we receive minus partial withdrawals; and
     o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS LIFE INSURANCE POLICY IS NOT A BANK DEPOSIT OR OBLIGATION, FEDERALLY INSURED OR BACKED BY ANY BANK OR GOVERNMENT AGENCY.



                         DATE OF PRELIMINARY PROSPECTUS APRIL 4, 2000


Form V-123-00

ISSUED BY: Security Life of Denver   UNDERWRITTEN BY: ING America Equities, Inc.
               Insurance Company                      1290 Broadway
           ING Security Life Center                   Denver, CO 80203-5699
           1290 Broadway                              (303) 860-2000
           Denver, CO 80203-5699
           (800) 525-9852


THROUGH ITS:         Security Life Separate Account L1


ADMINISTERED BY:     Customer Service Center
                     P.O. Box 173888
                     Denver, CO 80217-3888
                     (800) 848-6362
















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Estate Designer                         2

TABLE OF CONTENTS

POLICY SUMMARY.................................................................4
      Your Policy..............................................................4
      Free Look Period.........................................................4
      Premium Payments.........................................................4
      Charges and Deductions...................................................4
      Guaranteed Interest Division.............................................6
      Policy Values............................................................7
      Transfers of Account Value...............................................7
      Special Policy Features..................................................7
      Policy Modification, Termination and Continuation Features...............8
      Death Benefits...........................................................8
      Tax Considerations.......................................................8

SECURITY LIFE, THE SEPARATE ACCOUNT
      AND THE INVESTMENT OPTIONS..............................................11
      Security Life of Denver Insurance Company...............................11
      Security Life Separate Account L1.......................................11
      Investment Portfolio Objectives.........................................12
      Guaranteed Interest Division............................................15
      Maximum Number of Investment Options....................................15

DETAILED INFORMATION ABOUT THE
      ESTATE DESIGNER POLICY..................................................16
      Applying for a Policy...................................................16
      Temporary Insurance.....................................................16
      Premiums................................................................17
      Premium Payments Affect Your Coverage...................................19
      Death Benefits..........................................................20
      Riders..................................................................24
      Special Features........................................................26
      Policy Values...........................................................28
      Transfers of Account Value..............................................29
      Dollar Cost Averaging...................................................30
      Automatic Rebalancing...................................................31
      Policy Loans............................................................32
      Partial Withdrawals.....................................................33
      Lapse...................................................................34
      Reinstatement...........................................................35
      Surrender...............................................................35
      General Policy Provisions...............................................35
           Free Look Period...................................................35
           Your Policy........................................................36
           Age  ..............................................................36
           Ownership..........................................................36
           Beneficiary(ies)...................................................36
           Collateral Assignment..............................................37
           Incontestability...................................................37
           Misstatements of Age or Gender.....................................37
           Suicide............................................................37
           Transaction Processing.............................................37
           Notification and Claims Procedures.................................38
           Telephone Privileges...............................................38
           Non-participation..................................................38
           Distribution of the Policies.......................................38
           Advertising Practices and Sales Literature.........................39
           Settlement Provisions..............................................39
      Administrative Information About the Policy.............................40

CHARGES, DEDUCTIONS AND REFUNDS...............................................41
      Deductions from Premiums................................................42
      Other Charges...........................................................42
      Daily Deductions from the Separate Account..............................42
      Monthly Deductions from Account Value...................................43
      Policy Transaction Fees.................................................44
      Persistency Refund......................................................45
      Group or Sponsored Arrangements or Corporate Purchasers.................45

TAX CONSIDERATIONS............................................................46
      Tax Status of the Policy................................................46
      Diversification Requirements............................................46
      Tax Treatment of Policy Death Benefits..................................47
      Modified Endowment Contracts............................................47
      Multiple Policies.......................................................47
      Distributions Other than Death Benefits from
           Modified Endowment Contracts.......................................47
      Distributions Other than Death Benefits from Policies That Are Not
           Modified Endowment Contracts.......................................48
      Investment in the Policy................................................48
      Policy Loans............................................................48
      Section 1035 Exchanges..................................................48
      Tax-exempt Policy Owners................................................48
      Possible Tax Law Changes................................................48
      Changes to Comply with the Law..........................................48
      Other...................................................................49

ILLUSTRATIONS.................................................................50

ADDITIONAL INFORMATION........................................................54
      Directors and Officers..................................................54
      Regulation..............................................................55
      Legal Matters...........................................................55
      Legal Proceedings.......................................................55
      Experts.................................................................55
      Registration Statement..................................................55

INDEX OF SPECIAL TERMS........................................................56

FINANCIAL STATEMENTS..........................................................57

APPENDIX A....................................................................58

APPENDIX B....................................................................59

APPENDIX C....................................................................60




--------------------------------------------------------------------------------
Estate Designer                         3

POLICY SUMMARY

YOUR POLICY

Your policy provides life insurance protection on the lives of two insured people and insurance coverage may continue until both have died. The policy includes the basic policy, applications, and any riders or endorsements. As long as the policy remains in force, we pay a death benefit after the second death of the insured people. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net cash surrender value. At the policy anniversary nearest the younger insured person's 100th birthday you may elect to continue the policy under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 27.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.


FREE LOOK PERIOD

Within limits as specified by state law, you have the right to examine your policy and return it for a refund of all premium payments we have received from you or the account value, if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 35.


PREMIUM PAYMENTS

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:
     o     for us to issue your policy;
     o     sufficient to keep your policy in force; and
     o     as necessary to continue certain benefits.

The amount of premium you pay affects the length of time your policy stays in force. SEE PREMIUMS, PAGE 17.

ALLOCATION OF NET PREMIUMS

This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. SEE ALLOCATION OF NET PREMIUMS, PAGE 18.


CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

SALES CHARGE -- We deduct a percentage of each premium to cover a portion of our expenses in selling your policy. This charge is based on the length of time since your policy or a segment became effective.


                               Sales Charge Percentage

   Policy or            Up To Policy or       Above Policy or
    Segment                 Segment              Segment
      Year              Target Premium        Target Premium
      ----              --------------        --------------
       1                      8%                    4%
     2 - 7                    8%                   1.5%
      8 +                    1.5%                  1.5%

SEE DEDUCTIONS FROM PREMIUMS, PAGE 42.

--------
This summary highlights some important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read it carefully. "We," "us," "our" and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured people's lifetimes.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center, your agent or registered representative.


--------------------------------------------------------------------------------
Estate Designer                         4

We take these deductions:

                                     CHARGES
        Other Than Investment Portfolio Annual Expenses and Sales Charge
                  (SEE CHARGES, DEDUCTION AND REFUNDS, PAGE 41)


CHARGE                           WHEN CHARGE IS DEDUCTED             AMOUNT DEDUCTED
Tax Charges                      Each premium payment received       2.5% for state and local taxes; 1.5%
                                                                     for estimated federal income tax
                                                                     treatment of deferred acquisition
                                                                     costs.

Mortality & Expense Risk         Daily, included in unit value       0.002055% daily (0.75% annually)
Charge

Policy Charge                    Monthly from account value          $15 per month for first ten policy
                                                                     years and $9 per month thereafter.

Monthly Administrative Charge    Monthly from account value          $0.06-$0.15 per $1,000 death benefit
                                                                     for the first ten policy years, $0.01-
                                                                     $0.025 per $1,000 death benefit for
                                                                     each policy year thereafter.  See your
                                                                     policy schedule pages.

Cost of Insurance Charge         Monthly from account value          Varies based on current cost of
                                                                     insurance rates and net amount at risk
                                                                     on the lives of the insured people.
                                                                     See your policy schedule pages.

Rider Charges                    Monthly from account value          Varies depending on the rider benefit
                                                                     you choose, except the adjustable term
                                                                     insurance rider.

Partial Withdrawal Fee           Transaction date from account       Up to $25
                                 value

Transfer Fee                     Transaction date from account       Twelve free transfers per policy year,
                                 value                               then $25 per transfer.

Illustrations                    Transaction date from account       One free illustration per policy year,
                                 value                               then a $25 fee may apply.

Premium Allocation Change        Transaction date from account       Twelve free premium allocation
                                 value                               changes per policy year, then $25 per
                                                                     change.

Continuation of Coverage         Policy anniversary nearest          One-time $400 administrative fee.
                                 younger insured person's 100th
                                 birthday from account value


VARIABLE DIVISION

If you invest in any of the variable investment options under the variable division, you may make or lose money depending on market conditions. The variable investment options are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. SEE OBJECTIVES OF THE INVESTMENT PORTFOLIOS, PAGE 12.


FEES AND EXPENSES OF THE INVESTMENT PORTFOLIOS

[TO BE UPDATED BY AMENDMENT.]

The separate account purchases shares of the underlying investment portfolios, or series, at net asset value. This price reflects investment management fees and other expenses that are deducted from the portfolio assets. This table describes these fees and expenses in gross amounts and in net amounts after any expenses or fees have


--------------------------------------------------------------------------------
Estate Designer                         5
been waived or reimbursed by the investment portfolio advisers.

[TO BE UPDATED BY AMENDMENT]

INVESTMENT PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)


                                                                                                     Fees and
                                                          Investment                    Total        Expenses    Total Net
                                                          Management       Other      Portfolio     Waived or    Portfolio
                                   Portfolio                 Fees        Expenses     Expenses      Reimbursed    Expenses
                                   ---------                 ----        --------     --------      ----------    --------
AIM VARIABLE INSURANCE FUNDS, INC.
AIM V.I. Capital Appreciation Fund                                %              %            %         NA               %
AIM V.I. Government Securities Fund                               %              %            %         NA               %
THE ALGER AMERICAN FUND
Alger American Growth Portfolio                                   %              %            %         NA               %
Alger American Leveraged AllCap Portfolio                         %              %            %         NA               %
Alger American MidCap Growth Portfolio                            %              %            %         NA               %
Alger American Small Capitalization Portfolio                     %              %            %         NA               %
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio                                              %              %            %         NA               %
VIP Money Market Portfolio                                        %              %            %         NA               %
VIP Overseas Portfolio                                            %              %            %         NA               %
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager Portfolio                                    %              %            %         NA               %
VIP II Index 500 Portfolio                                        %              %            %         %                %
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Equity Income Fund
    (formerly VIF-Industrial Income Portfolio)                    %              %            %         %                %
INVESCO VIF-High Yield Fund                                       %              %            %         NA               %
INVESCO VIF-Small Company Growth Fund                             %              %            %         %                %
INVESCO VIF-Total Return Fund                                     %              %            %         %                %
INVESCO VIF-Utilities Fund                                        %              %            %         %                %
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Growth Portfolio                                                  %              %            %         NA               %
Limited Maturity Bond Portfolio                                   %              %            %         NA               %
Partners Portfolio                                                %              %            %         NA               %
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund                                               %              %            %         NA               %
Worldwide Emerging Markets Fund                                   %              %            %         %                %
Worldwide Hard Assets Fund                                        %              %            %         NA               %
Worldwide Real Estate Fund                                        %              %            %         %                %

GUARANTEED INTEREST DIVISION

The guaranteed interest division guarantees principal and is part of our general account. Any amount you direct into the guaranteed interest division is credited with interest at a fixed rate. SEE GUARANTEED INTEREST DIVISION, PAGE 15.



--------------------------------------------------------------------------------
Estate Designer                         6

POLICY VALUES

Your policy account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. SEE POLICY VALUES, PAGE 28 AND PARTIAL WITHDRAWALS, PAGE 33.

YOUR ACCOUNT VALUE IN THE VARIABLE DIVISION

Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. SEE DETERMINING THE VALUE IN THE VARIABLE DIVISION, PAGE 28.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy and the expenses of the investment portfolios. SEE DETERMINING THE VALUE IN THE VARIABLE DIVISION, PAGE 28 AND HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 29.


TRANSFERS OF ACCOUNT VALUE

With some limitations, you may make twelve free transfers among the variable investment options or to the guaranteed interest division each policy year. We charge $25 for each transfer over twelve in a policy year. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 29 AND POLICY TRANSACTION FEES, PAGE 44.


SPECIAL POLICY FEATURES

DESIGNATED DEDUCTION OPTION

You may designate one investment option from which we will deduct all of your monthly deductions. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 26.

RIDERS

You may attach additional benefits to your policy by rider. In most cases, we deduct a monthly charge from your account value for these benefits. SEE RIDERS, PAGE 24.

DOLLAR COST AVERAGING

Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 30.

AUTOMATIC REBALANCING

Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 31.

LOANS

You may take loans against your policy's net account value. We charge an annual loan interest rate of 3.75%. We credit an annual interest rate of 3% on amounts held in the loan division as collateral for your loan. Beginning in your eleventh policy year, where permitted by state law, we may include amounts in the loan division for calculation of your policy's persistency refund. SEE POLICY LOANS, PAGE 32.

PARTIAL WITHDRAWALS

You may withdraw part of your net account value any time after your first policy anniversary. You may make only one partial withdrawal per policy year. Partial withdrawals may reduce your policy's death benefit and will reduce your account value. SEE PARTIAL WITHDRAWALS, PAGE 33.

PERSISTENCY REFUND

After your tenth policy anniversary, where permitted by state law, we add a persistency refund to your account value. SEE PERSISTENCY REFUND, PAGE 45.

REFUND OF SALES CHARGE

We guarantee that if you surrender your policy within the first two policy years and it has not lapsed, we will refund some of the sales charge we


--------------------------------------------------------------------------------
Estate Designer                         7
previously deducted from the premiums we received in your first policy year. SEE REFUND OF SALES CHARGE, PAGE 45.


POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

RIGHT TO EXCHANGE POLICY

For 24 months after the policy date you may exchange your policy for a guaranteed policy, unless state law requires differently. The transfer to make this exchange is free. SEE RIGHT TO EXCHANGE POLICY, PAGE 27.

POLICY SPLIT OPTION

Under certain circumstances, you may split your policy into two separate life insurance policies each insuring the life of one insured person. This split may occur upon divorce between the two insured people, business dissolution, or a possible adverse future change in the tax law, unless state law requires otherwise. The policy split option is free. SEE POLICY SPLIT OPTION, PAGE 26.

SURRENDER

You may surrender your policy for its net cash surrender value at any time before the second death of the insured people. All insurance coverage ends on the date we receive your request. SEE SURRENDER, PAGE 35.

LAPSE

In general, insurance coverage continues as long as your net account value is enough to pay the monthly deductions. However, your policy and its riders are guaranteed not to lapse during the first five years of your policy if the conditions of the special continuation period have been met. SEE LAPSE, PAGE 34 AND SPECIAL CONTINUATION PERIOD, PAGE 18.

REINSTATEMENT

You may reinstate your policy and its riders within five years of its lapse if you still own the policy and the insured people meet our underwriting requirements.

You will need to give proof of insurability as at policy issue. You will also need to pay required reinstatement premiums.
If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 35.

POLICY MATURITY

If at least one of the insured people is still living on the maturity date of the policy anniversary nearest the younger insured person's 100th birthday and you do not choose the continuation of coverage feature, you must surrender your policy. We will pay the net account value. Your policy then ends. SEE POLICY MATURITY, PAGE 27.

CONTINUATION OF COVERAGE

At the policy anniversary nearest the younger insured person's 100th birthday, you may choose to let the continuation of coverage feature become effective. If you do so, we will deduct a one-time administrative fee of $400 and keep your policy in force. SEE CONTINUATION OF COVERAGE, PAGE 27.


DEATH BENEFITS

After the second death of the two insured people, we pay death proceeds to the beneficiary(ies) if your policy is still in force. Based on the death benefit option you have chosen, the base death benefit varies.

We generally require a minimum target death benefit of $500,000 to issue your policy. If you have an adjustable term insurance rider, the minimum base coverage required is $1,000 so long as the target death benefit is $500,000. SEE APPLYING FOR A POLICY, PAGE 16 AND DEATH BENEFITS, PAGE 20.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.


TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 46.



--------------------------------------------------------------------------------
Estate Designer                         8

Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:
     o     partial withdrawals;
     o     surrender; or
     o     lapse.

In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 47.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.



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Estate Designer                         9

                              How the Policy Works



YOUR PREMIUM             Premium Deductions
You make a premium  ---------------------------->
payment
                                                     o  sales charge
                                                     o  tax charges

                    <----------------------------
NET PREMIUM
We allocate the net
premium to the investment
options you choose
        |
        |
   -----------------------------------------
   |                                       |
   \/                                      \/
GUARANTEED                                VARIABLE INVESTMENT                     INVESTMENT PORTFOLIOS           The investment
INTEREST DIVISION                         OPTIONS                                 The variable investment         manager deducts
Amounts you allocate                      Amounts you allocate are      <--       options invest in               investment
are held in our general account           held in our separate account     -->    investment portfolios   ------> management fees
   |                                       |                                                                      and other
   -----------------------------------------                                                                      portfolio expenses
                                      |
                                      |
o  persistency refund                 |
o  refund of sales          Refunds   |
   charge (if            ------------>|                       Monthly Deductions   o  policy charge
   surrendered in years               |                    --------------------->  o  cost of insurance
   1 - 3)                             |                   |                           charge
                                      |                   |                        o  monthly administrative
                                      \/                  |                           charge
                               ACCUMULATED VALUE          |                        o  rider charges
                               The total value of your  --|
                               policy                     |
                                 |                        |    Separate Account
                                 |                        |      Deductions
                                 |                        |--------------------->  o  mortality and expense
                                 \/                       |                           risk charge
                        LOAN DIVISION                     |
                        Amount set aside to               |
                        secure a policy loan              |
                                                          |
                                                          |   Transaction Fees     o  partial withdrawal fee
                                                           --------------------->  o  transfer fee
                                                                                   o  illustration fee
                                                                                   o  premium allocation
                                                                                      change charge
                                                                                   o  continuation of
                                                                                      coverage fee




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Estate Designer                         10

SECURITY LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS


SECURITY LIFE OF DENVER INSURANCE COMPANY

Security Life of Denver Insurance Company (Security Life) is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. At the close of 1999, the company and its consolidated subsidiaries had over $XXX.X billion of life insurance in force. As of December 31, 1999, our total assets were over $XX.X billion, and our shareholder's equity was over $XXX million.

We have a complete line of life insurance products, including:
     o     annuities;
     o     individual life;
     o     group life;
     o     pension products; and
     o     market life reinsurance.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $XXX.X billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1999.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of Security Life and is registered as a broker-dealer with the SEC and the NASD. ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.


SECURITY LIFE SEPARATE ACCOUNT L1

SEPARATE ACCOUNT STRUCTURE

We established Security Life Separate Account L1 (the separate account) on November 3, 1993, under Colorado's insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Security Life.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We keep the separate account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

ORDER OF SEPARATE ACCOUNT LIABILITIES

State law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

INVESTMENT OPTIONS

Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. This means that the investment performance of a policy depends on the performance of the investment portfolios you choose. Each investment portfolio has its own


--------------------------------------------------------------------------------
Estate Designer                        11
investment objective. These investment portfolios are not available directly to individual investors. They are available only as underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who is not associated with us.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans, or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


INVESTMENT PORTFOLIO OBJECTIVES

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

Some investment portfolio advisers (or their affiliates) may pay us compensation for servicing, administration or other expenses. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers may pay us more or less than others.

                               INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION         INVESTMENT COMPANY/            INVESTMENT OBJECTIVE
                                   ADVISER/ MANAGER/ SUB-
                                   ADVISER

V.I. Capital Appreciation Fund     AIM Variable Insurance         Seeks growth of capital through investment in common
                                   Funds, Inc./ AIM Advisors,     stocks, with emphasis on medium- and small-sized
                                   Inc.                           growth companies.

V.I. Government Securities         AIM Variable Insurance         Seeks to achieve high current income consistent with
Fund                               Funds, Inc./ AIM Advisors,     reasonable concern for safety of principal by investing in
                                   Inc.                           debt securities issued, guaranteed or otherwise backed
                                                                  by the United States Government.



--------------------------------------------------------------------------------
Estate Designer                        12

                               INVESTMENT PORTFOLIO OBJECTIVES


VARIABLE INVESTMENT OPTION         INVESTMENT COMPANY/            INVESTMENT OBJECTIVE
                                   ADVISER/ MANAGER/ SUB-
                                   ADVISER

American Growth Portfolio          The Alger American Fund        Seeks long-term capital appreciation by focusing on
                                                                  growing companies that generally have broad product
                                                                  lines, markets, financial resources and depth of
                                                                  management.

American Leveraged AllCap          The Alger American Fund        Seeks long-term capital appreciation by investing in the
Portfolio                                                         equity securities of companies of any size which
                                                                  demonstrate promising growth potential.

American MidCap Growth             The Alger American Fund        Seeks long-term capital appreciation by focusing on
Portfolio                                                         midsize companies with promising growth potential.

American Small Capitalization      The Alger American Fund        Seeks long-term capital appreciation by focusing on
Portfolio                                                         small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

VIP Growth Portfolio               Fidelity Variable Insurance    Seeks capital appreciation by investing in common
                                   Products Fund and Variable     stocks of companies that it believes have above-average growth
                                   Insurance Products Fund II/    potential, either domestic or foreign  issuers.
                                   Fidelity Management &
                                   Research Company

VIP Money Market Portfolio         Fidelity Variable Insurance    Seeks as high a level of current income as is consistent
                                   Products Fund and Variable     with the preservation of capital and liquidity by investing
                                   Insurance Products Fund II/    in U.S. dollar-denominated money market securities,
                                   Fidelity Management &          including U.S. Government securities and repurchase
                                   Research Company               agreements, and entering into reverse repurchase
                                                                  agreements.

VIP Overseas Portfolio             Fidelity Variable Insurance    Seeks long-term growth of capital by investing at least
                                   Products Fund and Variable     65% of total assets in foreign securities.
                                   Insurance Products Fund II/
                                   Fidelity Management &
                                   Research Company

VIP II Asset Manager Portfolio     Fidelity Variable Insurance    Seeks high total return with reduced risk over the long
                                   Products Fund and Variable     term by allocating its assets among stocks, bonds, and
                                   Insurance Products Fund II/    short-term instruments.
                                   Fidelity Management &
                                   Research Company

VIP II Index 500 Portfolio         Fidelity Variable Insurance    Seeks investment results that correspond to the total
                                   Products Fund and Variable     return of common stocks publicly traded in the United
                                   Insurance Products Fund II/    States as represented by the S&P(R)500.
                                   Fidelity Management
                                   Research Company/ Bankers
                                   Trust Company



--------------------------------------------------------------------------------
Estate Designer                        13

                               INVESTMENT PORTFOLIO OBJECTIVES


VARIABLE INVESTMENT OPTION         INVESTMENT COMPANY/            INVESTMENT OBJECTIVE
                                   ADVISER/ MANAGER/ SUB-
                                   ADVISER


VIF-Equity Income Fund             INVESCO Variable               Seeks high current income, with growth of capital as a
                                   Investment Funds, Inc./        secondary objective by investing at least 65% of its
                                   INVESCO Funds Group,           assets in dividend-paying common and preferred stocks.
                                   Inc.                           The rest of the fund's assets are invested in debt
                                                                  securities, and lower-grade debt securities.

VIF-High Yield Fund                INVESCO Variable               Seeks to provide a high level of current income by
                                   Investment Funds, Inc./        investing substantially all of its assets in lower-rated debt
                                   INVESCO Funds Group,           securities and preferred stock, including securities issued
                                   Inc.                           by foreign companies.

VIF-Small Company Growth           INVESCO Variable               Seeks investment growth over the long term by investing
Fund                               Investment Funds, Inc./        at least 80% of its assets in equity securities of
                                   INVESCO Funds Group,           companies with market capitalizations of $1 billion or
                                   Inc.                           less.  The remainder of the fund's assets can be invested
                                                                  in a wide range of securities that may or may not be
                                                                  issued by small companies.

VIF-Total Return Fund              INVESCO Variable               Seeks to provide high total return through both growth
                                   Investment Funds, Inc./        and current income by investing at least 30% of its assets
                                   INVESCO Capital                in common stocks of companies with a strong history of
                                   Management, Inc.               paying regular dividends and 30% of its assets in debt
                                                                  securities. The remaining 40% of the fund is allocated
                                                                  among these and other investments at INVESCO's discretion, based upon current business, economic and market
                                                                  conditions.

VIF-Utilities Fund                 INVESCO Variable               Seeks capital appreciation and income by investing at
                                   Investment Funds, Inc./        least 80% of its assets in companies doing business in
                                   INVESCO Capital                the utilities economic sector.  The remainder of the
                                   Management, Inc.               fund's assets are not required to be invested in the
                                                                  utilities economic sector.

Growth Portfolio                   Neuberger Berman Advisers      Seeks growth of capital by investing mainly in common
                                   Management Trust/              mid-capitalization companies.
                                   Neuberger Berman
                                   Management Inc./ Neuberger
                                   Berman, LLC

Limited Maturity Bond              Neuberger Berman Advisers      Seeks the highest available current income consistent
Portfolio                          Management Trust/              with liquidity and low risk to principal by investing
                                   Neuberger Berman               mainly in investment-grade bonds and other debt
                                   Management Inc./ Neuberger     securities from U.S. Government and corporate issuers.
                                   Berman, LLC

Partners Portfolio                 Neuberger Berman Advisers      Seeks growth of capital by investing mainly in common
                                   Management Trust/              stocks of mid- to large-capitalization companies.
                                   Neuberger Berman
                                   Management Inc./ Neuberger
                                   Berman, LLC



--------------------------------------------------------------------------------
Estate Designer                        14

                               INVESTMENT PORTFOLIO OBJECTIVES


VARIABLE INVESTMENT OPTION         INVESTMENT COMPANY/            INVESTMENT OBJECTIVE
                                   ADVISER/ MANAGER/ SUB-
                                   ADVISER

Worldwide Bond Fund                Van Eck Worldwide              Seeks high total return--income plus capital
                                   Insurance Trust/ Van Eck       appreciation--by investing globally, primarily in a
                                   Associates Corporation         variety of debt securities

Worldwide Emerging Markets         Van Eck Worldwide              Seeks long term capital appreciation by investing in
Fund                               Insurance Trust/ Van Eck       equity securities in emerging markets around the world.
                                   Associates Corporation

Worldwide Hard Assets Fund         Van Eck Worldwide              Seeks long term capital appreciation by investing
                                   Insurance Trust/ Van Eck       primarily in "hard asset securities."  Hard assets include
                                   Associates Corporation         precious metals, natural resources, real estate and
                                                                  commodities.  Income is a secondary consideration.

Worldwide Real Estate Fund         Van Eck Worldwide              Seeks high total return by investing in equity securities
                                   Insurance Trust/Van Eck        of companies that own significant real estate or that
                                   Associates Corporation         principally do business in real estate.




GUARANTEED INTEREST DIVISION

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The amount you have in the guaranteed interest division is all of the net premium you allocate to that division, plus transfers you make to the guaranteed interest division plus interest earned.

Amounts you transfer out of or withdraw from the guaranteed interest division reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest division.

We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate of 3% and will be in effect for at least twelve months. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest division.


MAXIMUM NUMBER OF INVESTMENT OPTIONS

There are three divisions: the variable division, the


--------------------------------------------------------------------------------
Estate Designer                        15
guaranteed interest division and the loan division. Under the variable division, there are numerous variable investment options. SEE SECURITY LIFE SEPARATE ACCOUNT L1, PAGE 11 AND INVESTMENT PORTFOLIO OBJECTIVES , PAGE 12.

You may invest in a total of eighteen investment options over the life of your policy. Investment options include the variable and the guaranteed interest divisions, but not the loan division.

As an example, if you have had funds in seventeen variable investment options and the guaranteed interest division, these are the only investment options to which you may later add or transfer funds. However, you could still take a policy loan and access the loan division.

You may want to use fewer investment options in the early years of your policy, so that you can invest in others in the future. If you invest in eighteen variable investment options, you will not be able to invest in the guaranteed interest division.


DETAILED INFORMATION ABOUT THE ESTATE DESIGNER POLICY

This prospectus describes our standard Estate Designer universal life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.

The illustrations beginning on page 50 show how the policies work.

We offer other products to insure the lives of two people which may or may not better match your needs and interests.


APPLYING FOR A POLICY

You purchase this variable universal life policy by submitting an application to us. On the policy date, the joint equivalent age of the two insured people must be no less than 15 and no more than age 85. The individual age of each insured person must be no more than 90 years of age on the policy date. There is no maximum age difference between the two insured people.

The insured people are the two people on whose lives we issue the policy. The insured people share some relationship and commonly include, among others: husband and wife; business partners; parent and child; grandparent and grandchild; and siblings. Upon the second death of the insured people we pay the death proceeds. SEE AGE, PAGE 36.

You may request that we back-date the policy up to six months to allow either or both of the insured people to give proof of a younger age for the purposes of your policy.

We may reduce the minimum death benefit for group or sponsored arrangements or corporate purchasers. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum death benefit.


TEMPORARY INSURANCE

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of the permanent insurance for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes any other in-force coverage you have with us.

Temporary coverage begins when:

     1. you have completed and signed our binding limited life insurance coverage form;

     2. we receive and accept a premium payment of at least your scheduled premium (selected on your application); and

     3.    part I of the application is complete.

Temporary life insurance coverage ends on the earliest of:
     o     the date we return your premium payments;
     o five days after we mail notice of termination to the address on your application;
     o     the date your policy coverage starts;
     o     the date we refuse to issue a policy based on your application; or
     o 90 days after you sign our binding limited life insurance coverage form.

There is no death benefit under the temporary insurance agreement if:


--------------------------------------------------------------------------------
Estate Designer                        16

     o there is a material misrepresentation in your answers on the binding limited life insurance coverage form;
     o there is a material misrepresentation in statements on your application;
     o the person or persons intended to be the insured people die by suicide or self-inflicted injury; or
     o     the bank does not honor your premium check.


POLICY ISSUANCE

Before we issue a policy, we require satisfactory evidence of insurability of both insured people and payment of your initial premium. This evidence may include a medical examination and completion of all underwriting and issue requirements.

The policy date shown on your policy schedule determines:
     o     monthly processing dates;
     o     policy months;
     o     policy years; and
     o     policy anniversaries.

It is not affected by the date you receive the policy. The policy date may be different from the date we receive your first premium payment. If the policy date is earlier, we charge monthly deductions from the date we receive your initial premium.

The policy date is determined one of three ways:

     1.    the date you designate on your application, subject to our approval;
           or

     2. the back-date of the policy to save age, subject to our approval and state law.

     3.    if there is no designated date or back-date, the policy date is:
           o the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
           o the date we receive your initial premium if it is after we approve your policy for issue.

DEFINITION OF LIFE INSURANCE

We apply a test to make sure that your policy meets the federal tax definition of life insurance. The guideline premium/cash value corridor test applies to your policy. We may limit premium payments relative to your policy death benefit under this test. SEE TAX STATUS OF THE POLICY, PAGE 46.


PREMIUMS

You may choose the amount and frequency of premium payments, within limits. You cannot make premium payments after the second death of the insured people or after the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 27.

We consider any payment we receive to be a premium if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain expenses from your premium payment, we add the remaining net premium to your account value.

SCHEDULED PREMIUMS

Your premiums are flexible. You may select your scheduled premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a quarterly, semiannual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected. During the special continuation period, your scheduled premium should not be less than the minimum annual premium shown in your policy.

UNSCHEDULED PREMIUM PAYMENTS

Generally speaking, you may make unscheduled


--------------------------------------------------------------------------------
Estate Designer                        17
premium payments at any time, however:

     1. We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured people are insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments;

     2. We may require proof that at least one insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and

     3. We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 47 AND CHANGES TO COMPLY WITH THE LAW, PAGE 48.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take tax or sales charges which apply to premium payments.

TARGET PREMIUM

Target premiums are not based on the scheduled premium. Target premiums are actuarially determined based on the age, gender, ratings and premium classes of the insured people. The target premium is used in determining your sales charge and the sales compensation we pay our agents/registered representatives. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and any segments added since the policy date are listed in the policy schedule we provide to you. SEE PREMIUMS, PAGE 17.

MINIMUM ANNUAL PREMIUM

To qualify for the special continuation period, you must pay a minimum annual premium during each of your first five policy years.

Your minimum annual premium is based on:
     o     each insured person's age, gender, premium class and rating;
     o     the stated death benefit of your policy; and
     o     riders on your policy.

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group, or sponsored arrangements or for corporate purchasers.

SPECIAL CONTINUATION PERIOD

The special continuation period is the first five policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net account value, if on a monthly processing date:
     o the sum of all premiums you have paid, minus partial withdrawals that you have taken, minus policy loans that you have taken, including accrued loan interest is greater than or equal to;
     o the minimum monthly premiums for each policy month, from the first month of your policy through the current policy monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium.

During the first five years of your policy if there is not enough net account value to pay the monthly deductions and you have satisfied our requirements, we do not allow your policy to lapse. We do not permanently waive policy charges. Instead, we continue to deduct these charges which may result in a negative net account value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly deductions owing. At the end of the special continuation period to avoid lapse of your policy you must pay enough premium to bring the net account value to zero plus the amount that covers your estimated monthly deductions for the following two months. SEE LAPSE, PAGE 34.

INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS

The net premium is the balance remaining after we take premium-based charges from your premium payment.

Your initial premium is the premium we must receive


--------------------------------------------------------------------------------
Estate Designer                        18
before coverage can begin. The initial premium is the first premium we receive and apply to your policy. It must be at least equal to the sum of the scheduled premiums which are due from your policy date through your investment date.

The investment date is the first date we apply the net premium we have received to your policy. If we receive your initial premium after we approve your policy for issue, the investment date is the date we receive your initial premium.

We apply net premiums we have received from you to your policy after:
     a) we receive the amount of premium required for your insurance coverage to begin;
     b) all issue requirements have been met and received by our customer service center;
     c)    we approve your policy application; and
     d)    we approve your policy for issue.

Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires the return of your premium during the free look period, we initially invest amounts you have designated for the variable division in the Fidelity VIP Money Market Portfolio. We later transfer these amounts from the Money Market Portfolio to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:
     o five days after we mailed your policy and your state free look period has ended; or
     o you have actually received your policy, we have received your delivery receipt and your state free look period has ended.

If your state provides for return of account value during the free look period or no free look period, we invest amounts you designated for the variable division directly into your selected variable investment options.

We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions specified in whole numbers totaling 100% and using up to eighteen investment options over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 15.

You may make twelve free premium allocation changes per year, after which a transaction fee applies. If you change your designated deduction investment option from which monthly deductions are taken, we consider this a premium allocation change for which there may be a charge. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 26 AND POLICY TRANSACTION FEES, PAGE 44.


PREMIUM PAYMENTS AFFECT YOUR COVERAGE

Unless your policy is in the special continuation period, your coverage lasts only as long as your net account value is enough to pay the monthly charges and your account value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 34, AND GRACE PERIOD, PAGE 34.

If you pay your minimum premium each year during the first five policy years and take no policy loan, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net account value. SEE SPECIAL CONTINUATION PERIOD, PAGE 18.

MODIFIED ENDOWMENT CONTRACTS

There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 47.




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DEATH BENEFITS

As a joint and survivor universal life insurance policy, your policy has a joint nature to the death benefit. We do not pay death proceeds until the second death of the insured people. Your death benefit is calculated as of the date of the second death of the insured people.

You can decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with your one policy.

We generally require a minimum target death benefit of $500,000 to issue a policy. If you have an adjustable term insurance rider, the minimum base coverage to issue a policy is $1,000, as long as your target death benefit is at least $500,000. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23. When we issue your policy, we base the initial insurance coverage on the instructions in your application. The death benefit at issue may vary from the stated death benefit plus adjustable term insurance coverage for some 1035 exchanges. The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 24.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured people. Use of the adjustable term insurance rider may reduce sales compensation, but may increase the monthly cost of insurance. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 24.

                               DEATH BENEFIT SUMMARY

THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES AND NO REQUESTED OR SCHEDULED INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT AND THAT PARTIAL WITHDRAWALS ARE LESS THAN THE PREMIUM WE RECEIVE.

                                     OPTION 1                               OPTION 2                              OPTION 3
=====================  =====================================  ===================================  ===============================
STATED DEATH           The amount of policy death             The amount of policy death           The amount of policy death
BENEFIT                benefit at issue, not including        benefit at issue, not including      benefit at issue, not including
                       rider coverage.  This amount           rider coverage.  This amount         rider coverage.  This amount
                       stays level throughout the             stays level throughout the           stays level throughout the life
                       life of the contract.                  life of the contract.                of the contract.

BASE DEATH             The greater of the stated              The greater of the stated            The greater of the stated death
BENEFIT                death benefit or the account           death benefit plus the               benefit plus the sum of all
                       value multiplied by the                account value or the account         premiums we receive minus
                       appropriate factor from the            value multiplied by the              partial withdrawals you have
                       definition of life insurance           appropriate factor from the          taken, or the account value
                       factors.                               definition of life insurance         multiplied by the appropriate
                                                              factors.                             factor from the definition of
                                                                                                   life insurance factors.

TARGET DEATH           Stated death benefit plus              Stated death benefit plus            Stated death benefit plus
BENEFIT                adjustable term insurance              adjustable term insurance            adjustable term insurance
                       rider benefit.  Assuming no            rider benefit.  Assuming no          rider benefit.  Assuming no
                       schedule changes, this                 schedule changes, this               schedule changes, this amount
                       amount remains level                   amount remains level                 remains level throughout the
                       throughout the life of the             throughout the life of the           life of the policy.
                       policy.                                policy.



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





                                     OPTION 1                               OPTION 2                              OPTION 3
=====================  =====================================  ===================================  ===============================
TOTAL DEATH            This is the total death                This is the total death              This is the total death
BENEFIT                proceeds.  It is the greater of        proceeds.  It is the greater of      proceeds. It is the greater of
                       the target death benefit or the        the target death benefit plus        the target death benefit plus
                       base death benefit.                    the account value or the base        the sum of all premiums we
                                                              death benefit.                       receive minus partial
                                                                                                   withdrawals you have taken,
                                                                                                   or the base death benefit.

ADJUSTABLE             The adjustable term                    The adjustable term                  The adjustable term insurance
TERM                   insurance rider benefit is the         insurance rider benefit is the       rider benefit is the total death
INSURANCE              total death benefit minus              total death benefit minus the        benefit minus the base death
RIDER BENEFIT          base death benefit, but it will        base death benefit, but it will      benefit, but it will not be less
                       not be less than zero.  If the         not be less than zero.  If the       than zero.  If the account
                       account value multiplied by            account value multiplied by          value multiplied by the death
                       the death benefit corridor             the death benefit corridor           benefit corridor factor is
                       factor is greater than the             factor is greater than the           greater than the stated death
                       stated death benefit, the              stated death benefit plus the        benefit plus the sum of all
                       adjustable term insurance              account value, the adjustable        premiums we receive minus
                       benefit will be decreased.  It         term insurance rider benefit         partial withdrawals you have
                       will be decreased so that the          will be decreased.  It will be       taken, the adjustable term
                       sum of the base death benefit          decreased so that the sum of         insurance rider benefit will be
                       and the adjustable term                the base death benefit and           decreased.  It will be
                       insurance rider benefit is not         the adjustable term insurance        decreased so that the sum of
                       greater than the target death          rider benefit is not greater         the base death benefit and the
                       benefit.  If the base death            than the target death benefit        adjustable term insurance
                       benefit becomes greater than           plus the account value.  If the      rider benefit is not greater
                       the target death benefit, then         base death benefit becomes           than the target death benefit
                       the adjustable term insurance          greater than the target death        plus the sum of all premiums
                       rider benefit is zero.                 benefit plus the account             we receive minus partial
                                                              value, then the adjustable           withdrawals you have taken.
                                                              term insurance rider benefit         If the base death benefit
                                                              is zero.                             becomes greater than the
                                                                                                   target death benefit plus the
                                                                                                   sum of all premiums we receive
                                                                                                   minus partial withdrawals you
                                                                                                   have taken, then the adjustable
                                                                                                   term insurance rider benefit is
                                                                                                   zero.

BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
     o     your choice of death benefit option;
     o     increases or decreases in the stated death benefit; or
     o     a change in your death benefit option.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) calculated at the date of the second death of the insured people. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:
     o     your base death benefit; plus
     o     rider benefits; minus
     o     your outstanding policy loan with accrued loan interest; minus
     o outstanding policy charges incurred before the second death of the insured people.

There could be outstanding policy charges if the date of the second death of the insured people happens while your policy is in the grace period or in the five-year special continuation period.


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DEATH BENEFIT OPTIONS

You have a choice of three death benefit options: option 1, option 2 or option 3 (described below). You may choose death benefit option 3 only prior to the issue of your policy. Your choice may result in your having a base death benefit which is greater than your stated death benefit. You may change your death benefit option (but not to option 3 or from option 3 to option 2) after the first policy anniversary and before the continuation of coverage feature begins. SEE CHANGES IN DEATH BENEFIT OPTIONS, PAGE 22 AND CONTINUATION OF COVERAGE, PAGE 27.

If you choose death benefit option 1, your base death benefit is the greater of:

     1. your stated death benefit on the date of the second death of the insured people; or

     2. your account value on the date of the second death of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option 1 offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

If you choose death benefit option 2, your base death benefit is the greater of:

     1. your stated death benefit plus your account value on the date of the second death of the insured people; or

     2. your account value on the date of the second death of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 2, investment performance is reflected in your insurance coverage.

If you choose death benefit option 3, the base death benefit is the greater of:

     1. your stated death benefit plus the sum of all premiums we have received minus partial withdrawals you have taken under your policy; or

     2. your account value on the date of the second death of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 3, the base death benefit generally will increase as you pay premiums and decrease if you take partial withdrawals. In no event will your base death benefit be less than your stated death benefit.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:
     o     the younger insured person's age;
     o     the insured people's genders; and
     o the guideline premium/cash value corridor test for the federal income tax law definition of life insurance. SEE APPENDIX A, PAGE 58.

Death benefit options 2 and 3 are not available during the continuation of coverage period. If you select option 2 or 3 on your policy, it automatically converts to death benefit option 1 when the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 27.

CHANGES IN DEATH BENEFIT OPTIONS

You may request a change in your death benefit option at any time after your policy date and before the continuation of coverage feature begins.

Your requested death benefit option change is effective on your next monthly processing date after we accept and approve your requested change, so long as at least one day remains before your monthly processing date. If fewer than one day remains before your monthly processing date, your death benefit option change will be effective on the second following monthly processing date.

A death benefit option change applies to your entire stated or base death benefit. You may change from death benefit option 1 to option 2, from option 2 to option 1 or from option 3 to option 1. YOU MAY NOT CHANGE FROM DEATH BENEFIT OPTION 1 OR 2 TO OPTION 3, OR OPTION 3 TO OPTION 2.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.



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





We may not approve a death benefit option change if it reduces the target or stated death benefit below the minimum we require to issue your policy.

On the effective date of your option change, your stated death benefit changes as follows:


  Change         Change          Stated Death Benefit
   From            To              Following Change:
   ----            --              ----------------

Option 1       Option 2      your stated death benefit
                             before the change minus
                             your account value as of the
                             effective date of the change.

Option 2       Option 1      your stated death benefit
                             before the change plus your
                             account value as of the
                             effective date of the change.

Option 3       Option 1      your stated death benefit
                             before the change plus the
                             sum of the premiums we
                             have received, minus partial
                             withdrawals you have taken
                             as of the effective date of the
                             change.

We increase or decrease your stated death benefit on the date of your death benefit option change to keep the net amount at risk the same. There is no change to the amount of term insurance if you have an adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 43.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option 1 to option 2, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option 2 to option 1, your stated death benefit is increased by the amount allocated to that segment. We do not adjust the target premium when you change your death benefit option.

Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

CHANGES IN DEATH BENEFIT AMOUNTS

You may want to increase your policy's target or stated death benefit. You may do so while your policy is in force and before the policy anniversary when the joint equivalent age of the insured people is 85.

Contact your agent/registered representative or our customer service center to request a change in your policy's death benefit. The request is effective on the next monthly processing date after we receive and approve your request. There may be underwriting or other requirements which must be met before your request can be approved. Your requested change must be for at least $1,000.

After we approve your request, we will send you a new policy schedule page which includes the:
     o     stated death benefit;
     o     benefits under applicable riders;
     o     guaranteed cost of insurance rates of each segment; and
     o     target death benefit schedule.

Keep the new schedule with your policy. We may ask you to send your policy to us so that we can make the change for you.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 46.

Requested reductions in the death benefit will be applied first to decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless state law requires differently.

There may be tax consequences as a result of a decrease in your death benefit. SEE TAX STATUS OF THE POLICY, PAGE 46 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 47.

You cannot decrease the stated death benefit below $1,000.

You must provide satisfactory evidence that the insured people are still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target death benefit is also a request for an increase to your


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Estate Designer                        23
stated death benefit. Thus, the amount of your adjustable term insurance rider will not change.

You may change your target death benefit once in a policy year.

The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once we create a new segment, it is permanent unless state law requires differently. The segment year runs from the segment effective date to its anniversary.

Each new segment may have:
     o     a new minimum annual premium during the special continuation period;
     o     a new sales charge;
     o     new cost of insurance charges;
     o     a new incontestability period;
     o     a new suicide exclusion period; and
     o     a new target premium.

We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit. Premiums we receive after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments. Sales charges are deducted from each segment's premium based on the length of time that segment has been effective.

You may not reduce your death benefit in the first policy year. Requested reductions in the death benefit will be applied first to decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless state law requires differently.

There may be tax consequences as a result of a decrease in your death benefit. SEE TAX STATUS OF THE POLICY, PAGE 46 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 47.

If a death benefit option change causes the stated death benefit to increase, no new segment is created. Instead, the size of each existing segment(s) is(are) changed. If it causes the stated death benefit to decrease, each segment is decreased.


RIDERS

Your policy may include benefits, which we attach by use of a rider. A rider adds an additional cost to your policy. If applicable, we deduct a monthly charge from your account value for each rider you choose. You may cancel these rider benefits at any time.

Periodically we may offer other riders than those listed here. You should contact your agent/registered representative for a complete list of the riders now available.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 47, FOR INFORMATION ON THE POSSIBLE TAX EFFECTS OF ADDING OR CANCELING THESE BENEFITS.

ADJUSTABLE TERM INSURANCE RIDER

We generally require a minimum target death benefit of $500,000 to issue a policy. If you have an adjustable term insurance rider, the minimum base coverage to issue a policy is $1,000, as long as your target death benefit is at least $500,000.

You may increase your death proceeds by adding an adjustable term insurance rider. This rider allows you to schedule the pattern of death benefits appropriate for anticipated needs. The amount we pay is the term death benefit in force at the time of the second death of the two people. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). SEE DEATH BENEFITS, PAGE 20.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as your base death benefit changes. Your death benefits depend on which death benefit option is in effect:

      OPTION 1:      If option 1 is in effect, the total death benefit is the
                     greater of:

                     a.   the target death benefit; or


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Estate Designer                        24

                     b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

      OPTION 2:      If option 2 is in effect, the total death benefit is the
                     greater of:

                     a.   the target death benefit plus the account value; or
                     b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

      OPTION 3:      If option 3 is in effect, the total death benefit is the
                     greater of:

                     a. the target death benefit plus the sum of the premiums we have received minus partial withdrawals you have taken; or
                     b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option 1, assume your base death benefit increases as a result of an increase in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:


   Base Death      Target Death         Adjustable Term
    Benefit          Benefit         Insurance Rider Amount
    -------          -------         ----------------------

    $501,500         $550,000               $48,500
     502,500          550,000                47,500
     502,250          550,000                47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $550,000 or more, the adjustable term insurance would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider amount reappears to maintain your desired death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.

We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change, or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option 1 to option 2 and base decreases may reduce your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 33 AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 22.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue ages, genders, ratings and premium classes of the insured people, as well as your policy date.

If the target death benefit is increased by you after the rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium classes even though satisfactory new evidence of insurability is required for the increased schedule. The monthly guaranteed maximum cost of insurance rates for this rider will be stated in the policy. SEE COST OF INSURANCE CHARGE, PAGE 43.

At policy maturity, if you have an adjustable term insurance rider, the target death benefit becomes the stated death benefit. The adjustable term insurance rider then terminates. If you have no adjustable term insurance rider, your stated death benefit is unchanged.

The only charge for this rider is the cost of insurance charge. There is no sales charge for this rider. The total charges that you pay may be less if you have greater coverage under an adjustable term insurance rider rather than as base death benefit.

However, not all policy features apply to the adjustable term insurance rider. The adjustable term insurance rider does not contribute to the policy account value and there is no surrender value. It does not affect investment performance and cannot be used toward a policy loan. The adjustable term insurance


--------------------------------------------------------------------------------
Estate Designer                        25
rider provides benefits only at the second death of the insured people.

SINGLE LIFE TERM INSURANCE RIDER

This rider provides a benefit upon the death of one of the primary insured people under your policy. You may choose to add a single life term insurance rider for just one insured person. Alternatively, you may add two single life term insurance riders: one for each insured person. You may add this rider to your policy at any time if both insured people are alive and insurable according to our rules.

We will issue the single life term insurance rider on an insured person who is between the ages of 15 and 85. Coverage may continue until the earlier of when:
     o     the insured person covered by this rider reaches age 100;
     o     the continuation of coverage provision becomes effective; or
     o     the insured person covered by this rider dies;
     o     the grace period expires; or
     o     the policy is surrendered.

SEE CONTINUATION OF COVERAGE, PAGE 27.

The minimum amount of coverage for a single life term insurance rider is $1,000. The maximum coverage under this rider is subject to our underwriting determinations. At issue, you may schedule the rider's death benefit to increase or decrease.

Your request for an increase or decrease in rider coverage is effective on the next monthly processing date after we approve your request. There may be underwriting or other requirements which must be met before we approve your request. A requested change in your coverage must be for at least $1,000. If you schedule or request an increase after issue, the person insured under this rider will be subject again to our underwriting requirements.

The charge for this rider is based on the age, gender, premium class and underwriting characteristics of the insured person. The charge for this rider is deducted on each monthly processing date as a cost per each $1,000 of the net amount at risk under the rider. See the policy schedule pages for information on your actual cost.


SPECIAL FEATURES

DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate an investment option from which we will deduct your monthly charges. You may make this designation at any time. You may not use the loan division as your designated deduction option.

You may elect not to choose a designated deduction investment option or the amount in your designated deduction investment option may not be enough to cover the monthly deductions. If so, these charges are taken from the variable and guaranteed interest divisions in the same proportion that your account value in each has to your total net account value on the monthly processing date.

If you change your designated deduction investment option, we consider this a premium allocation change for which there may be a charge. SEE POLICY TRANSACTION FEES, PAGE 44.

POLICY SPLIT OPTION

Under certain circumstances, you may exchange your policy for two single life insurance policies: one on each of the two insured people. The policy split option has its own insurability requirements which may be met at or before the time your policy is split. Evidence of insurability is required for a new single life policy where coverage is greater than 50% of your original policy death benefit or for an insured person who is subject to certain underwriting ratings.

On the effective date of the policy split, the available death benefit under your policy will be divided between the two new single life insurance policies. You may take less than the maximum death benefit amount available.

Unless law requires otherwise, you may use the policy split option if:
     a) three months following the effective date of a final divorce decree regarding the marriage of the two insured people;
     b) there is a change to the federal estate tax law which results in either:
           i)   removal of the unlimited marital deduction provision; or
           ii) a reduction in the current maximum federal estate tax of at least 50% after your policy date; or
     c) there is a dissolution of business conducted or owned by the two insured people.


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Estate Designer                        26

You must send us written notice of your election to use the policy split option within 180 days of the occurrence of an eligible event. You must provide satisfactory evidence that the event has occurred.

The effective date of the policy split is the first monthly processing date after we approve it. The insurance coverage under the two individual life insurance policies will start on the effective date of the policy split only if both insured people are alive on that date. If either insured person is not alive on that date, your exchange is void.

All terms and conditions of the new policies apply once your policy is split and they may differ from those of this policy. Consult your new single life insurance policies.

The premiums for each new policy will be based on each insured person's age, gender and premium class at the time of the split of your policy. Premiums will be due for each new policy under the terms of the new policy. The account value of the old policy will be allocated to the new policies on the effective date in the same proportion that the face amount was divided between the two single life insurance policies, unless we agree to a different allocation. If this allocation causes an increase in the face amount of either of the new single life policies, we may limit the account value you may apply to each new policy. Any remaining account value will be paid to you in cash and may be taxable. The refund of sales charge does not apply on a policy split.

If you have an outstanding policy loan it will be divided and transferred to each new single life insurance policy in the same proportion as your account value is allocated. Any remaining loan balance must be paid before the effective date of the policy split. Any person or entity to which you have assigned your policy must agree to the policy split. An assignment of your policy generally will apply to each new single life insurance policy.

If you have a single life term insurance rider on your policy at the date of the policy split, you may have a term insurance rider insuring the same insured person if that rider is available on the new policy. Other riders may or may not be available on the new policies and may be subject to new proof of insurability.

Exercising the policy split option may be treated as a taxable transaction. Moreover, the two single life insurance policies could be treated as modified endowment contracts. SEE TAX CONSIDERATIONS, PAGE 46.

You may not split your policy into two single life insurance policies if any of the following has happened:
     a)    the continuation of coverage period has begun;
     b)    one of the insured people has died;
     c)    your policy grace period has ended; or
     d)    your policy has been terminated or surrendered.

You should consult a tax adviser before exercising the policy split option.

RIGHT TO EXCHANGE POLICY

During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless state law requires differently. We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all of your future net premiums only to the guaranteed interest division. We do not allow future payments or transfers to the variable investment options after you exercise this right.

We do not charge for the transfer to make this exchange. SEE GUARANTEED INTEREST DIVISION, PAGE 15.

POLICY MATURITY

You can surrender your policy at any time. At the policy anniversary nearest the younger insured person's 100th birthday if you do not want the continuation of coverage feature, the policy matures. You may then surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.

CONTINUATION OF COVERAGE

The continuation of coverage feature allows your insurance coverage to continue in force beyond policy maturity. If on the policy anniversary nearest the younger insured person's 100th birthday you allow the continuation of coverage feature to become effective, we:
     o     convert target death benefit to stated death benefit;
     o     terminate all riders;
     o convert death benefit option 2 or 3 to death benefit option 1, if applicable;


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     o     deduct a one-time $400 administrative fee to cover future expenses;
     o transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division; and
     o     terminate dollar cost averaging and automatic rebalancing.

Your insurance coverage continues in force until the second death of the insured people, unless the policy lapses or is surrendered. However:
     o     you may make no further premium payments;
     o     we deduct no further cost of insurance charges;
     o     your monthly deductions cease; and
     o your net account value may not be transferred into the variable investment options.

During the continuation of coverage period, you may take policy loans or partial withdrawals from your policy. If we pay a persistency refund on the guaranteed interest division, it will be credited to your policy. SEE PERSISTENCY REFUND, PAGE 45.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this lapse, you may make loan and loan interest payments during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value. All normal consequences of surrender apply. SEE SURRENDER, PAGE 35.

The continuation of coverage feature may not be available in all states. If a state has approved this feature, it is an automatic feature and you do not need to take any action to activate it.

The tax consequences of coverage continuing beyond the younger insured's person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences.


POLICY VALUES

ACCOUNT VALUE

Your account value is the total amount you have in the guaranteed interest division, the variable division and the loan division. Your account value reflects:
     o     net premiums applied;
     o     charges deducted;
     o     partial withdrawals taken;
     o     investment performance of the variable investment options;
     o     interest earned on the guaranteed interest division; and
     o     interest earned on the loan division.

NET ACCOUNT VALUE

Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any.

CASH SURRENDER VALUE

Your cash surrender value is your account value plus any refund of sales charge due.

NET CASH SURRENDER VALUE

Your net cash surrender value is your cash surrender value minus the amount of your outstanding policy loan and accrued loan interest, if any.

DETERMINING VALUES IN THE VARIABLE DIVISION

The amounts in the variable division are measured by accumulation units and accumulation unit values. The value of each variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.

We purchase accumulation units for you when you allocate premium or make transfers to a variable investment option, including transfers from the loan division.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. A valuation date is each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which an investment portfolio does not value its shares or any other day as required by law. Each valuation date ends at 4:00 p.m. Eastern time.


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We sell accumulation units for you:
     o when amounts are transferred from a variable investment option (including transfers to the loan division);
     o     for your policy's monthly deductions from your account value;
     o     for policy transaction charges;
     o     when you take a partial withdrawal;
     o     when you surrender your policy; and
     o     to pay the death proceeds.

We calculate the number of accumulation units purchased or sold by:

     1.    dividing the dollar amount of your transaction by:

     2. the accumulation unit value for that variable investment option calculated at the close of business on the valuation date of the transaction.

The accumulation unit value is the value of one accumulation unit determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying portfolio. It reflects:
     o     investment income;
     o     realized and unrealized gains and losses;
     o     investment portfolio expenses; and
     o daily mortality and expense risk charges we take from the separate account.

SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 29.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance of the underlying investment portfolio.

FOR AMOUNTS IN THE VARIABLE INVESTMENT OPTIONS, THERE IS NO GUARANTEED MINIMUM CASH SURRENDER VALUE.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that first date, the accumulation unit value on any valuation date is:

     1. the accumulation unit value for the preceding valuation date multiplied by

     2. the variable investment option's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

     1. We take the share value of the underlying portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.

     2. We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes.

     3. We divide the resulting amount by the value of the shares in the underlying investment portfolio at the close of business on the previous valuation date.

     4. We then subtract the mortality and expense risk charge under your policy. The daily charge is .002055% (.75% annually) of the accumulation unit value. If the previous day was not a valuation date, the charge is multiplied by the number of days since the last valuation date.


TRANSFERS OF ACCOUNT VALUE

You may make twelve free transfers among the variable investment options or the guaranteed interest


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division in each policy year, with a $25 fee per transaction after that. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends. We do not limit the number of transfers you may make. Transfers for automatic rebalancing or dollar cost averaging do not count toward your twelve free transfers. You may not make transfers during the continuation of coverage period. SEE POLICY TRANSACTION FEES, PAGE 44 AND CONTINUATION OF COVERAGE, PAGE 27.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.

EXCESSIVE TRADING

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:
     o     increased trading and transaction costs;
     o     forced and unplanned portfolio turnover;
     o     lost opportunity costs; and
     o large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as market timing services. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

GUARANTEED INTEREST DIVISION TRANSFERS

Transfers into the guaranteed interest division are not restricted.

You may transfer amounts from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed.

Transfers from the guaranteed interest division are limited to the largest of:
     o 25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year;
     o the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
     o     $100.


DOLLAR COST AVERAGING

If your policy has at least $10,000 invested in either qualifying source investment portfolio, you may elect dollar cost averaging. The qualifying source investment portfolios are the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It is intended to reduce the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to other investment options each period, you purchase more units in an investment option when the unit value is low and you purchase fewer units if the unit value is high.

We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires refund of all premiums we receive during the free look period,


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dollar cost averaging cannot begin until your free look period has ended.

With dollar cost averaging, you designate either a dollar amount or a percentage of your account value for automatic transfer from a qualifying source investment portfolio. Each period we automatically transfer the amount you select from your chosen source investment portfolio to one or more other variable investment options. You may not use the guaranteed interest division or the loan division in dollar cost averaging.

The minimum percentage you may transfer to any one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the dollar cost averaging source investment portfolio cannot be included in your automatic rebalancing program.

CHANGING DOLLAR COST AVERAGING

You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may change the program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 38.

TERMINATING DOLLAR COST AVERAGING

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate when:

     1.    you specify a termination date; or

     2. your balance in the source investment portfolio reaches a dollar amount you set; or

     3. the amount in the source investment portfolio is equal to or less than the amount to be transferred on a dollar cost averaging date. We will transfer the remaining amount and dollar cost averaging ends.


AUTOMATIC REBALANCING

Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options.

Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

If you choose automatic rebalancing on your policy application, the first transfer occurs on the date you select (after your free look period if your state requires return of all premiums we receive during the free look period). If you elect this feature after your policy date, we process the first transaction on the date you request. If you do not request a date, processing is on the last valuation date of the calendar quarter we receive your request.

When you choose automatic rebalancing allocations, you may choose up to eighteen total investment options. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 15.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source investment portfolio for your dollar cost averaging


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cannot be included in your automatic rebalancing program. You may not include the loan division in your automatic rebalancing program.

CHANGING AUTOMATIC REBALANCING

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 29.

TERMINATING AUTOMATIC REBALANCING

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.


POLICY LOANS

The loan division is part of our general account specifically designed to hold money used as collateral for loans and loan interest.

You may borrow from your policy at any time after the first monthly processing date, by using your policy as security for a loan, or as otherwise required by state law. The amount you borrow is called a policy loan. Your policy loan is:

     1.    the total amount you borrow from your policy; plus

     2.    policy loan interest that is capitalized when due; minus

     3.    policy loan or interest repayments you make.

Unless state law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow on any valuation date, unless required differently by state law, is your net account value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan of less than $25,000 by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 38.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.

Loan interest charges on your policy loan accrue daily at an annual interest rate of 3.75%. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan.

When you take a policy loan, we transfer an amount equal to your policy loan to the loan division. We follow this same process for loan interest due at your policy anniversary. We credit the loan division with interest at an annual rate of 3%. After your tenth policy year, the loan division is credited with a persistency refund. SEE PERSISTENCY REFUND, PAGE 45.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.

LOAN REPAYMENT

You may repay your policy loan at any time while your policy is in force. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan payment, we transfer an amount equal to your payment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.

EFFECTS OF A POLICY LOAN ON YOUR POLICY

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.


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The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds payable or the cash surrender value payable on surrender.

Failure to repay your loan may affect the length of time your policy remains in force. If you do not make loan payments your policy could lapse. Policy loans may cause your policy to lapse if your net account value is not enough to pay your deductions each month. SEE LAPSE, PAGE 34.

Policy loans may have tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 47, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 48.

If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue.


PARTIAL WITHDRAWALS

You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. You make a partial withdrawal when you withdraw part of your net account value. If your request is by telephone, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. SEE TELEPHONE PRIVILEGES, PAGE 38.

You may take only one partial withdrawal per policy year. The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net account value. If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal.

When you take a partial withdrawal, we deduct your withdrawal amount plus a service fee from your account value. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 41.

Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. You may select one investment option from which your partial withdrawal will be taken. If you select the guaranteed interest division however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal transaction.

Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 47 AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 48.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 1

If you selected death benefit option 1, no more than fifteen years have passed since your policy date and the joint equivalent age of the insured people is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value, or 5% of your stated death benefit without decreasing your stated death benefit.

Otherwise, amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased due to the federal income tax definition of life insurance. If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 2

If you have selected death benefit option 2, a partial withdrawal does not reduce your stated or target death benefit. However because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 3

If you have selected death benefit option 3 and your partial withdrawal is less than the total of premiums we have received minus the total of your partial withdrawals, then your stated death benefit will not be reduced. However because your account value is reduced, your total death benefit will be reduced.

If your partial withdrawal is more than the amount of


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premiums we have received minus the total of your prior partial withdrawals, a two step process is used:

     1. Your withdrawal of the amount that makes premiums paid minus all partial withdrawals equal to zero is taken; then

     2. The excess withdrawal amount you requested will reduce your stated death benefit if:
           o the excess amount is greater than 10% of your account value after step "1" above; or
           o the excess amount is greater than 5% of your stated death benefit.

Regardless of your chosen death benefit option, partial withdrawals do not reduce your stated death benefit if:
     o your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and
     o you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 46.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. SEE POLICY ISSUANCE, PAGE 45.

We will send a new policy schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit. In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 47, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 48.


LAPSE

Your insurance coverage continues as long as your net account value is enough to pay your deductions each month. Lapse does not apply if the special continuation period is in effect and you have met all requirements. SEE SPECIAL CONTINUATION PERIOD, PAGE 18.

If the continuation of coverage feature is active, your policy could still lapse if there is an outstanding policy loan even though there are no further monthly deductions.

GRACE PERIOD

Your policy enters a 61-day lapse grace period if, on a monthly processing date:

     1.    your net account value is zero (or less); and

     2. the five-year special continuation period has expired, or you have not paid the required special continuation period premium.

We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount is generally the past due charges, plus your estimated monthly policy and rider deductions for the next two months. If the second death of the insured people occurs during the grace period we do pay death proceeds to your beneficiary(ies), but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed.

If we receive your payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us and inform you that your policy coverage has ended.


                           LAPSE SUMMARY


                   SPECIAL CONTINUATION PERIOD
================================================================



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     IF YOU MEET THE              IF YOU DO NOT MEET THE
      REQUIREMENTS                 REQUIREMENTS OR IT IS
                                    NO LONGER IN EFFECT
      ------------                 ---------------------

Your policy does not             Your policy enters a
lapse if you do not              grace period if your net
have enough net                  account value is not
account value to pay             enough to pay the
the monthly charges.             monthly charges, or if
The charges are                  your loan plus accrued
deducted and may                 loan interest is more
cause a negative                 than your account
account value until the          value.  If you do not
earlier of: 1) the date          pay enough premium to
you have enough net              cover the past due
account value, or 2)             monthly charges and
until the end of the             interest due,  plus the
special continuation             monthly charges and
period.                          interest due through the
                                 end of the grace period,
                                 your policy lapses.



REINSTATEMENT

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders within five years of the end of the grace period if you still own the policy and both of the insured people are still living.

Unless state law requires differently, we will reinstate your policy and riders if:

     1.    you have not surrendered your policy;

     2. you provide satisfactory evidence to us that both insured people are alive and that each is still insurable according to our normal rules of underwriting; and

     3. we receive enough premium from you to keep your policy and its riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

When your policy lapses, we will not reinstate your policy if one insured person has died or become uninsurable since your policy date. If one insured person was uninsurable at the issue of your policy and remains uninsurable, we will review the underwriting requirements applicable to each insured person at the time you request reinstatement to determine whether or not your policy may be reinstated.

Reinstatement is effective on the monthly processing date following our approval of your reinstatement application. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to your most recent instructions which may be the premium allocation instructions in effect at the start of the grace period.


SURRENDER

You may surrender your policy for its net cash surrender value any time before the second death of the insured people. You may take your net cash surrender value in other than one payment. We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. SEE POLICY VALUES, PAGE 28 AND SETTLEMENT PROVISIONS, PAGE 39.

We do not pro-rate or add back charges and expenses to your account value before the date your surrender is effective. A refund of sales charge may apply. SEE REFUND OF SALES CHARGE, PAGE 45.

A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 47, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 48.


GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

You have the right to examine your policy. The right to examine your policy, often called the free look period, starts on the date you receive your policy and is a length of time specified by state law. If for any reason you do not want it, you may return your policy to us, your agent/registered representative within the


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period shown on the policy's face page. If you return your policy to us within that time period, we will consider it canceled as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined under state law. Generally, there are two types of free look refunds:
     o     some states require a return of all premiums we receive;
     o other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund allowed in your state will affect when the net premium we receive before the end of the free look period is invested into the variable investment options. SEE ALLOCATION OF NET PREMIUMS, PAGE 18.

YOUR POLICY

The entire contract between you and us is the combination of:
     o     your policy;
     o a copy of your original application and any applications for benefit increases or decreases;
     o     all of your riders;
     o     endorsements;
     o     policy schedule pages; and
     o     reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

AGE

The age stated in your policy schedule is the joint equivalent age of the insured people we use to issue your policy. The joint equivalent age is the sum of both insured people's ages adjusted for the difference in ages and gender, divided by two and rounded down.

The insured people must each be no more than 90 years of age at policy issue. The minimum joint equivalent age must be no less than 15. The maximum joint equivalent age must be no more than 85. There is no limit on the difference in the insured people's ages. Age is measured as the age of the insured person on the birthday nearest the policy anniversary.

Generally, we use the joint equivalent age to calculate rates, charges and values. We determine the joint equivalent age at any given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

The younger insured person's 100th birthday is the 100th anniversary of the younger insured person's birth regardless if he/she has survived. The policy anniversary nearest to this date is the date used for policy maturity and continuation of coverage.

OWNERSHIP

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits until the second death of the insured people. This includes the right to change the owner, beneficiary(ies) or the method designated to pay death proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)

You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives both of the insured people receives the death proceeds. Other surviving beneficiary(ies) receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one


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beneficiary(ies) survives both insured people, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived both insured people, we pay the death proceeds to you or to your estate, as owner.

Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary(ies) any time before the second death of the insured people. We pay the death proceeds to the beneficiary(ies) whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries.

COLLATERAL ASSIGNMENT

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY

If your policy has been in force and both insured people are alive for two years from your policy date, we will not question the validity of the statements in your application. If your policy has been in force and both insured people are alive for two years from the effective date of a new segment or from the effective date of an increase in any other benefit, with respect to the insured people (such as an increase in stated death benefit) we will not contest the statements in your application for the new segment or other increase.

If this policy has been in force and both insured people are alive for two years from the effective date of reinstatement, we will not contest the statements in your application for reinstatement.

MISSTATEMENTS OF AGE OR GENDER

If an insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for each insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the second death of the insured people, or as otherwise required by state law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

SUICIDE

If either insured person commits suicide (while that insured person is sane or insane) within two years of your policy date, unless otherwise required by state law, we limit death proceeds payable in one sum to:

     1.    the total of all premiums we receive to the time of death; minus

     2.    outstanding policy loan amounts and accrued loan interest; minus

     3.    partial withdrawals you have taken.

We make a limited payment to the beneficiary(ies) for a new segment or other increase if the second death of the insured people is due to suicide (while that insured person is sane or insane), within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by state law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.

TRANSACTION PROCESSING

Generally, within seven days of when we receive all information required to process a payment, we pay:
     o     death proceeds;
     o     net cash surrender value upon surrender;
     o     partial withdrawals; and
     o     loan proceeds.

We may delay processing these transactions if:
     o     the NYSE is closed for trading;
     o     trading on the NYSE is restricted by the SEC;
     o there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of an investment option's assets; or
     o a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.


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We determine the death benefit as of the date of the second death of the insured people. The death proceeds are not affected by changes in the value of the variable investment options after that date. We pay interest at our stated rate (or at a higher rate if required by law) from the date of the second death of the insured people to the date of payment.

We may delay payment from our guaranteed interest division for up to six months, unless state law requires otherwise, of:
     o     surrender proceeds;
     o     withdrawal amounts; or
     o     loan amounts.

We pay interest at our declared rate (or at a higher rate if required by law) from the date we receive the request if we delay payment more than 30 calendar days.

NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes and at the time of surrender.

If an insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the second death of the insured people or at either insured person's death if you have a single life term insurance rider. As proof of the insured person's death, we may require you to provide proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative, if applicable, to call our customer service center to:
     o     make transfers;
     o     change premium allocations;
     o change features in your dollar cost averaging and automatic rebalancing programs;
     o     request partial withdrawals; or
     o     request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

     1.    requiring some form of personal identification;

     2.    providing written confirmation of any transactions; and

     3.    tape recording telephone calls.

By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Security Life.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for our policies is ING America Equities, Inc., a wholly owned subsidiary of Security Life. It is registered as a broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of other broker-dealers including, but not limited to:

     1. VESTAX Securities Corporation, an indirect affiliate of Security Life of Denver Insurance Company;

     2. Locust Street Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company;



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     3.    Multi-Financial Securities, Corp., an indirect affiliate of Security
           Life of Denver Insurance Company; and

     4. IFG Network Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company.

All broker-dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker-dealers, who then pay commissions to the agent/registered representative who sells this policy.

At the time of application for your policy, the selling agent/registered representative will select either a levelized or a modified compensation structure. If no selection is made, compensation will be on the levelized scale.

Under the levelized structure, the distribution allowance in policy years one through seven is 12% of the premium we receive up to target premium and 4% of premium we receive in excess of target premium. In policy year eight and thereafter, the distribution allowance is 2% of all premium we receive.

Under the modified structure, the distribution allowance in policy year one is 30% of premium we receive up to target premium and 2% of premium in excess of target premium. In policy years two through seven it is 7.5% of premium up to target premium and 4% of premium we receive in excess of target premium. In policy year eight and thereafter, it is 2% of all premium we receive.

Broker-dealers may receive annual renewal payments of up to 0.2% of the average net account value for the first ten policy years; 0.15% of average net account value for policy years eleven through twenty and 0.10% of average net account value each policy year thereafter. If both insured people die before the seventh policy anniversary and your policy is in force, we make a one-time additional compensation payment for the initial sale of your policy.

Compensation arrangements may vary and depend on particular circumstances. In addition to the distribution allowances, we may pay:
     o     override payments;
     o     expense allowances;
     o     special marketing fees; and
     o wholesaler fees and marketing allowances, bonuses and training allowances.

We pay all allowances from our resources which include sales charges deducted from premiums.

ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to promote this product, including:
     o     indices or rankings of investment securities;
     o articles on variable life insurance and other information published in business or financial publications; and
     o comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options. However, past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes for our products. We may refer to past, current, or prospective economic trends, investment performance and other information we believe may be of interest to our customers.

SETTLEMENT PROVISIONS

You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so before the second death of the insured people. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of the second death of the insured people.

You may take your net cash surrender value in other than one payment.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. A periodic payment must be at least $20. Currently, these alternate payment options are available if the proceeds are $2,000 or more.

OPTION I:       PAYOUTS FOR A DESIGNATED PERIOD

OPTION II:      LIFE INCOME WITH PAYOUTS GUARANTEED FOR A DESIGNATED PERIOD


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OPTION III:     HOLD AT INTEREST

OPTION IV:      PAYOUTS OF A DESIGNATED AMOUNT

OPTION V:       OTHER OPTIONS WE OFFER AT THE TIME WE PAY THE BENEFIT


ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value.

We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio's shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are:

     1. changes in the fundamental investment policy of a particular investment portfolio; or

     2.    approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to variable investment options in which you have invested assets as of the record date set by the investment portfolio's board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.

MATERIAL CONFLICTS

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Security Life and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
     o     state insurance law or federal income tax law changes;
     o     investment management of an investment portfolio changes; or
     o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general or between certain classes of owners; and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require us,


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we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:

     1.    Change the investment objective.

     2. Offer additional variable investment options which will invest in portfolios we find appropriate for policies we issue.

     3.    Eliminate variable investment options.

     4.    Combine two or more variable investment options.

     5. Substitute a new investment portfolio for a portfolio in which the division currently invests. A substitution may become necessary if, in our judgment:
           o    a portfolio no longer suits the purposes of your policy;
           o    there is a change in laws or regulations;
           o there is a change in a portfolio's investment objectives or restrictions;
           o    the portfolio is no longer available for investment; or
           o    another reason we deem a substitution is appropriate.

     6. Transfer assets related to your policy class to another separate account.

     7.    Withdraw the separate account from registration under the 1940 Act.

     8. Operate the separate account as a management investment company under the 1940 Act.

     9. Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.

     10.   Stop selling these policies.

     11. End any employer or plan trustee agreement with us under the agreement's terms.

     12.   Limit or eliminate any voting rights for the separate account.

     13. Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
     o your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
     o     your account value;
     o     your policy loan, if any, plus accrued interest;
     o     your net cash surrender value;
     o     information about the variable investment options; and
     o your account transactions during the previous year showing net premiums, transfers, deductions, loan amounts or withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio to you.

We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES, DEDUCTIONS AND REFUNDS

The amount of a charge may not correspond to the


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cost incurred by us to provide the service or benefits associated with the particular policy. For example, the sales charge may not cover all of the sales and distribution expenses actually incurred by us. Proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.


DEDUCTIONS FROM PREMIUMS

We consider any payment we receive to be a premium if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain expenses from your premium payment, we add the remaining net premium to your account value.

SALES CHARGE

We deduct a percentage from each premium payment to compensate us for the costs we incur in selling the policies. The sales charge helps cover the costs of distribution, preparing our sales literature, promotional expenses and other direct and indirect expenses.

We base the percentage on the time expired since your policy date, or addition of a segment and on your premium payments up to and above a target premium. The sales charge deducted from your premium payments after an increase in stated death benefit is based on each segment's target premium and the length of time that the segment has been in effect.

Your policy schedule page shows the target premium for your policy.


                               Sales Charge Percentage

   Policy or           Up to Policy or          Above Policy or
    Segment                Segment                  Segment
     Year              Target Premium           Target Premium
     ----              --------------           --------------
       1                     8%                       4%
     2 - 7                   8%                      1.5%
      8 +                   1.5%                     1.5%


For example, if this policy is issued to insure a male, age 85 who is uninsurable, and a female, age 85 who is insurable but in a substandard underwriting rating class, the target premium for sales charge purposes is $590 for each $1,000 of stated death benefit. We believe this amount represents the maximum target premium and that most policies will have a much lower target premium. SEE TARGET PREMIUM, PAGE 18 AND ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 50.

We may reduce or waive the sales charge for certain group or sponsored arrangements or for corporate purchasers. SEE GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS, PAGE 45.

SEE REFUND OF SALES CHARGE, PAGE 45.

TAX CHARGES

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay in all states.

We also deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by state law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.

OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.


DAILY DEDUCTIONS FROM THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct 0.002055% per day (0.75% annually) of

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the amount you have in the variable investment options for the mortality and expense risks we assume. This charge is deducted as part of the calculation of the daily unit values for the variable investment options and does not appear as a separate charge on your statement or confirmation.

The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and in operating the variable division are greater than the amount we estimated.

The mortality and expense risk charge does not apply to your account value in the guaranteed interest division or the loan division.


MONTHLY DEDUCTIONS FROM ACCOUNT VALUE

We deduct charges from your account value on each monthly processing date.

POLICY CHARGE

The initial policy charge is $15 per month for the first ten years of your policy. After the first ten years of your policy, the policy charge is $9 per month.

This charge compensates us for such costs as:
     o     application processing;
     o     medical examinations;
     o     establishment of policy records; and
     o     insurance underwriting costs.

MONTHLY ADMINISTRATIVE CHARGE

For this policy, we charge a per month administrative charge of $0.06 to $0.15 per $1,000 for the first ten policy years for the lesser of target or $2,500,000 death benefit. We charge $0.01 to $0.025 per $1,000 for each policy year after the tenth for the lesser of target or $2,500,000 death benefit. Currently, we limit this charge to $150 per month for the first ten policy years and $25 per month for each policy year thereafter.

This charge is designed to compensate us for ongoing costs such as:
     o     premium billing and collections;
     o     claim processing;
     o     policy transactions;
     o     record keeping;
     o     reporting and communications with policy owners; and
     o     other expenses and overhead.

COST OF INSURANCE CHARGE

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that may be more than your account value at the second death of the insured people.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy and rider charges due on that date other than cost of insurance charges for the base death benefit and adjustable term insurance rider.

If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured people. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.

We base your cost of insurance rates on the insured people's ages, genders, ratings and premium classes on the policy and each segment date.

We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to:
     o     each segment of the base death benefit;
     o     your adjustable term insurance rider; and
     o     single life term insurance riders.

We may make changes in the cost of insurance or


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rider charges for a class of insured persons. We base the new charge on changes in expectations about:
     o     investment earnings;
     o     mortality;
     o     the time policies remain in effect;
     o     expenses; and
     o     taxes.

These rates are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and any new segment will be printed in the policy schedule pages which we will provide to you.

There are no cost of insurance charges during the continuation of coverage period.

RIDER CHARGES

On each monthly processing date, we deduct the cost of benefits under your riders including the single life term insurance rider. Rider charges do not include the adjustable term insurance rider. SEE RIDERS, PAGE 24.


POLICY TRANSACTION FEES

We also charge fees for certain transactions under your policy. We take these fees from the variable and guaranteed interest divisions pro rata to the account value in each investment option.

PARTIAL WITHDRAWALS

We deduct the lesser of a $25 service fee or 2% of the requested partial withdrawal from your account value for each partial withdrawal you take to cover our costs. SEE PARTIAL WITHDRAWALS, PAGE 33.

TRANSFERS

There is a $25 fee to cover our costs for each transfer over twelve free transfers per policy year. If you include multiple transfers in one transfer request, it counts as one transfer. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 29.

ILLUSTRATIONS

The first policy illustration you request in a policy year is free. After that, we may charge a fee of up to $25 for each additional illustration.

PREMIUM ALLOCATION CHANGE

You may make twelve free premium allocation changes per policy year. After the twelve free changes, we charge $25 for each additional premium allocation change in that policy year. If you change your designated deduction investment option, we consider it a premium allocation change. SEE MONTHLY DEDUCTIONS FROM ACCOUNT VALUE, PAGE 43.

CONTINUATION OF COVERAGE ADMINISTRATIVE FEE

At the policy anniversary nearest the younger insured person's 100th birthday, if your policy has not been surrendered, the continuation of coverage period begins.

We will charge a one-time administrative fee of $400. This charge compensates us for maintaining and servicing your policy until the second death of the insured people. We then no longer charge your policy a monthly administrative fee or cost of insurance charge.

                                 DIVISIONS FROM
                         WHICH WE DEDUCT CHARGES, LOANS
                             AND PARTIAL WITHDRAWALS

                         MONTHLY CHARGES: COST OF                                                             LOANS AND
                         INSURANCE CHARGES, RIDER                     TRANSACTION FEES                   PARTIAL WITHDRAWALS
                       CHARGES, ADMINISTRATIVE FEES
-------------  ---------------------------------------------  --------------------------------  ---------------------------------
   Choice      May choose a designated deduction              Proportionally among              May choose any investment
               investment option, including                   variable and guaranteed           option or combination of
               guaranteed interest division                   interest divisions                investment options

   Default     Proportionally among variable and              Proportionally among              Proportionally among variable
               guaranteed interest divisions                  variable and guaranteed           and guaranteed interest divisions
                                                              interest divisions



--------------------------------------------------------------------------------
Estate Designer                        44

PERSISTENCY REFUND

Where state law allows us, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund of 0.05% of account value. This refund is 0.6% of your account value on an annual basis.

We do not guarantee that we will pay a persistency refund on the guaranteed interest division. If we pay a persistency refund on the guaranteed interest division, we will pay it even if your policy is in the continuation of coverage period.

If applicable, we add the persistency refund to the variable and guaranteed interest divisions, but not the loan division, in the same proportion that your account value in each investment option has to your net account value as of the monthly processing date.

Here are two examples of how the persistency refund may affect your account value:

EXAMPLE 1:  YOUR POLICY HAS NO LOAN:

     o     account value = $10,000 (all in the variable division)

     o     monthly persistency refund rate = .0005

     o     persistency refund = 10,000 x .0005 = $5.00


                    Value Before          Value After
                    Persistency           Persistency
                    Refund                Refund
                    ------                ------
Variable
Division            $10,000.00            $10,005.00

EXAMPLE 2:  YOUR POLICY DOES HAVE A LOAN:

     o     account value = $10,000

     o     account value in the variable division = $6,000

     o     account value in the loan division = $4,000

     o     monthly persistency refund rate = .0005

     o     persistency refund = 10,000 x .0005 = $5.00


                     Value Before         Value After
                     Persistency          Persistency
                     Refund               Refund
                     ------               ------
Variable
Division             $6,000.00            $6,005.00

Loan                 $4,000.00            $4,000.00


REFUND OF SALES CHARGE

If you surrender your policy within the first two policy years (guaranteed) and it has not lapsed, we will refund a portion of the sales charge previously deducted from your premium payments. We base the refund on premium payments we receive in your first policy year. The refund of sales charge is not available if your policy was purchased with the proceeds of a policy issued by us or one of our affiliates.

                            REFUND OF SALES CHARGE AS A PERCENTAGE OF
                                  FIRST POLICY YEAR PREMIUM

               -----------------------------------------------------------------


                                                   We Currently Pay
                We Guarantee a      --------------------------------------------
Policy Year       Minimum of        Up to Target Premium    Above Target Premium
------------   -----------------    ----------------------  --------------------
    1                 5%                     10%                     8%
    2                2.5%                    10%                     4%
    3                 N/A                    10%                     N/A
    4+                N/A                    N/A                     N/A


GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees and certain family members of employees of Security Life, its


--------------------------------------------------------------------------------
Estate Designer                        45
affiliates and appointed sales agents), corporate purchasers or special exchange programs which we may offer from time to time, we may reduce or waive the:
     o     administrative charge;
     o     minimum stated death benefit;
     o     minimum target death benefit;
     o     minimum annual premium;
     o     target premium;
     o     sales charge;
     o     cost of insurance charges; or
     o     other charges normally assessed.

We can reduce or waive these items based on expected economies. Group arrangements include those in which there is a trustee, an employer or an association. The group may purchase multiple policies covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Specifically, the policy must meet the requirements of the "guideline premium/cash value corridor test," as specified in Code section 7702.

The guideline premium/cash value corridor test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value. SEE APPENDIX A, PAGE 59 FOR A TABLE OF THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST FACTORS.

There is very little guidance with respect to policies issued on a last survivor basis as to how these requirements are to be applied. Nevertheless, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.


DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 guideline premium/cash corridor test, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment


--------------------------------------------------------------------------------
Estate Designer                        46
options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.


MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

     1. All distributions other than death benefits, including distributions upon surrender and


--------------------------------------------------------------------------------
Estate Designer                        47
           withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

      2. Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

      3. A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.


INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy other than a policy loan, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a low cost loan such as the loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.


SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy, or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments, or to change your death benefit. We may refuse to allow you to make partial withdrawals that


--------------------------------------------------------------------------------
Estate Designer                        48
would cause your policy to fail to qualify as life insurance. We also may:
     o     make changes to your policy or its riders; or
     o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and other charges reasonably expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.


OTHER

Policy owners may use our policies in various arrangements, including:
     o     qualified plans;
     o     non-qualified deferred compensation or salary continuance plans;
     o     split dollar insurance plans;
     o     executive bonus plans;
     o     retiree medical benefit plans; and
     o     other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.




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Estate Designer                        49

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS


The following tables are intended to show how the policy works including how benefits and values can vary over time. Each table compares these values with total premiums we receive with interest. The policy illustrated uses the following assumptions:


                                     Definition
                            Death     of Life     Stated                Target
                 Smoker    Benefit   Insurance     Death                 Death
Gender   Age    Status*    Option      Test       Benefit    Premium    Benefit
------   ---    ------     ------      ----       -------    -------    -------
 Male     50   Non-smoker     1         GP       1,000,000   $13,000   1,000,000
               Preferred

Female    50   Non-smoker
               Preferred
-------------------
* "Smoker" includes the use of cigarettes, cigars, pipes, chewing tobacco, nicotine chewing gum or patch, snuff or any other tobacco or nicotine-based product.


The target premium for the illustrated policy is $15,906.14 (approximately $16 per $1,000 of stated death benefit).

The tables show how death benefits, account values and net cash surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable division had constant hypothetical gross annual investment returns of 0%, 12%, or 6% over the periods indicated in each table. Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used two females, two males or smoker rates.

These illustrations assume there is no policy loan.

We illustrate premium payments as if they were made at the beginning of the year. The third column of each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually.

The net investment return on your policy is lower than the gross investment return on the variable investment options as a result of the mortality and expense risk charge, the portfolio management fees and portfolio expenses. We show the effect of the net investment return in the amounts for death benefits, account values and cash surrender values.


The tables reflect annual investment management fees of 0.66% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1999. We assume other portfolio expenses at the rate of 0.31% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1999 after any expense reimbursements or waivers by investment portfolio managers has been made. The average of all portfolios' total expenses is 0.97%.

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after absorption of fees and expenses by the portfolio's investment manager. Absent such expense reimbursements or waivers, the total average investment management fees, average other portfolio expenses and the average of all



--------------------------------------------------------------------------------
Estate Designer                        50
portfolios' total expenses used in the illustrations would have been higher. The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 2000.

The tables assume that charges have been deducted including deductions for premiums, cost of insurance rider charges, monthly deductions, mortality and expense risk charge, administrative and sales charges. The tables show charges at our current rates which includes a persistency refund. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 43. The tables reflect that we do not currently charge against the separate account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values and cash surrender values.


If we are asked to do so, we will give you a comparable personal illustration based on:
     o     the insured people's ages and genders;
     o     standard premium class assumptions;
     o     initial stated death benefit;
     o     the chosen death benefit option;
     o     scheduled premiums consistent with your policy form; and
     o     special features elected on your policy.

At issue, we deliver an individualized illustration showing the scheduled premium you chose and the insured people's actual risk classes. After we issue the policy, if you ask us to, we will give you an illustration of future policy benefits. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value.



--------------------------------------------------------------------------------
Estate Designer                        51

PROSPECT:  INSURED PERSON NO. 1'S NAME
MALE 50 NON-SMOKER PREFERRED                                     PRESENTED BY:
INSURED PERSON NO. 2'S NAME
FEMALE 50 NON-SMOKER PREFERRED
                                  SECURITY LIFE
                     ESTATE DESIGNER VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $1,000,000     DEATH BENEFIT OPTION 1
                                      ANNUAL PREMIUM:  $13,000.00
                                      GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                           -----------0.00%--------       ---------12.00%---------        -----------6.00%----------
                         PREMIUM                  CASH                             CASH                              CASH
                       ACCUMULATED     ACCOUNT    SURR     DEATH       ACCOUNT     SURR      DEATH        ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%         VALUE     VALUE   BENEFIT       VALUE      VALUE    BENEFIT        VALUE    VALUE    BENEFIT

    1       13000          13650        10320     10970   1000000        11623     12273    1000000        10972     11622   1000000
    2       13000          27983        20390     20715   1000000        24354     24679    1000000        22333     22658   1000000
    3       13000          43032        30200     30200   1000000        38290     38290    1000000        34086     34086   1000000
    4       13000          58833        39733     39733   1000000        53536     53536    1000000        46227     46227   1000000
    5       13000          75425        48975     48975   1000000        70204     70204    1000000        58753     58753   1000000
    6       13000          92846        57906     57906   1000000        88418     88418    1000000        71657     71657   1000000
    7       13000         111138        66506     66506   1000000       108315    108315    1000000        84930     84930   1000000
    8       13000         130345        75588     75588   1000000       130979    130979    1000000        99448     99448   1000000
    9       13000         150513        84285     84285   1000000       155746    155746    1000000       114360    114360   1000000
   10       13000         171688        92574     92574   1000000       182813    182813    1000000       129656    129656   1000000
   15       13000         294547       132885    132885   1000000       375594    375594    1000000       220538    220538   1000000
   20       13000         451350       152978    152978   1000000       689873    689873    1000000       319494    319494   1000000
   25       13000         651475       133249    133249   1000000      1223815   1223815    1309483       416815    416815   1000000
   30       13000         906890        16188     16188   1000000      2113789   2113789    2219478       485907    485907   1000000

 AGE 65     13000         322925       138918    138918   1000000       426528    426528    1000000       239886    239886   1000000



The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Estate Designer                        52

PROSPECT:  INSURED PERSON NO. 1'S NAME
MALE 50 NON-SMOKER PREFERRED                                     PRESENTED BY:
INSURED PERSON NO. 2'S NAME
FEMALE 50 NON-SMOKER PREFERRED
                                  SECURITY LIFE
                     ESTATE DESIGNER VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $1,000,000     DEATH BENEFIT OPTION 1
                                      ANNUAL PREMIUM:  $13,000.00
                                      GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                         -----------0.00%--------       ---------12.00%---------         -----------6.00%----------
                         PREMIUM                  CASH                             CASH                              CASH
                       ACCUMULATED     ACCOUNT    SURR     DEATH       ACCOUNT     SURR      DEATH        ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%         VALUE     VALUE   BENEFIT       VALUE      VALUE    BENEFIT        VALUE    VALUE    BENEFIT

    1       13000          13650        10320     11620   1000000        11623     12923    1000000        10972     12272   1000000
    2       13000          27983        20390     21690   1000000        24354     25654    1000000        22333     23633   1000000
    3       13000          43032        30200     31500   1000000        38290     39590    1000000        34086     35386   1000000
    4       13000          58833        39733     39733   1000000        53536     53536    1000000        46227     46227   1000000
    5       13000          75425        49080     49080   1000000        70314     70314    1000000        58861     58861   1000000
    6       13000          92846        58263     58263   1000000        88801     88801    1000000        72027     72027   1000000
    7       13000         111138        67279     67279   1000000       109170    109170    1000000        85745     85745   1000000
    8       13000         130345        76960     76960   1000000       132540    132540    1000000       100916    100916   1000000
    9       13000         150513        86456     86456   1000000       158281    158281    1000000       116714    116714   1000000
   10       13000         171688        95765     95765   1000000       186632    186632    1000000       133162    133162   1000000
   15       13000         294547       146381    146381   1000000       392994    392994    1000000       236032    236032   1000000
   20       13000         451350       191700    191700   1000000       737872    737872    1000000       364403    364403   1000000
   25       13000         651475       226808    226808   1000000      1316264   1316264    1442552       521899    521899   1000000
   30       13000         906890       241640    241640   1000000      2282915   2282915    2457269       714510    714510   1000000

 AGE 65     13000         322925       155992    155992   1000000       448575    448575    1000000       259565    259565   1000000


The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.



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Estate Designer                        53

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal
Business and Address           Position and Offices with Security Life of Denver
--------------------           -------------------------------------------------

Stephen M. Christopher         Chairman, President and Chief Executive Officer

Jess A. Skriletz               Director, Chief Executive Officer and General
                                   Manager, ING Reinsurance and ING
                                   Institutional Markets

Michael W. Cunningham*         Director, Executive Vice President

Mark A. Tullis*                Director

P. Randall Lowery*             Director

Thomas F. Conroy               President, ING Reinsurance International

Gregory G. McGreevey           President, ING Institutional Markets

Jerome J. Cwiok*               Executive Vice President and Chief Operating
                                   Officer

James L. Livingston, Jr.       Executive Vice President and Chief Actuary

Jeffrey R. Messner             Executive Vice President and Chief Marketing
                                   Officer

John R. Barmeyer*              Senior Vice President, Chief Legal Officer

Wayne D. Bidelman              Senior Vice President, CCRC

Arnold A. Dicke                Senior Vice President, Chief Actuary, ING
                                   Reinsurance

Charles LeDoyen**              Senior Vice President, Structured Settlements

Terry L. Morrison              Senior Vice President, New Business Operations

Jeffery W. Seel*               Senior Vice President, Chief Investment Officer

Mark A. Smith                  Senior Vice President, Insurance Services

Lawrence D. Taylor             Senior Vice President, Product Management

William D. Tyler*              Senior Vice President, Chief Information Officer

Gary W. Waggoner               Vice President, General Counsel and Corporate
                                   Secretary



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Estate Designer                        54

REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Security Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

EXPERTS

[TO BE UPDATED BY AMENDMENT.]


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.


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Estate Designer                        55

INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:


Account value..............................................7
Accumulation unit.........................................28
Accumulation unit value...................................29
Adjustable term insurance rider...........................20
Base death benefit........................................21
Beneficiary(ies)..........................................21
Cash surrender value......................................28
Continuation of coverage..................................27
Death proceeds............................................21
Divisions.................................................11
Free look period..........................................35
General account...........................................15
Guaranteed interest division..............................15
Initial premium...........................................19
Investment date...........................................19
Investment options........................................11
Joint equivalent age......................................36
Loan division.............................................32
Minimum annual premium....................................18
Monthly processing date...................................56
Net account value.........................................28
Net amount at risk........................................43
Net cash surrender value..................................28
Net premium............................................4, 18
Partial withdrawal........................................18
Policy.....................................................4
Policy date...............................................17
Policy loan...............................................32
Portfolios................................................11
Scheduled premium.........................................17
Segment...................................................24
Separate account..........................................11
Special continuation period...............................18
Stated death benefit......................................16
Target death benefit......................................24
Target premium............................................42
Total death benefit.......................................24
Transaction date..........................................29
Valuation date............................................28
Valuation period..........................................29
Variable division.........................................11
Variable investment option................................11
Younger insured person's 100th birthday...................36





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





                              FINANCIAL STATEMENTS




The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, are prepared in accordance with generally accepted accounting principles and start on page ?.

The financial statements included for the Security Life Separate Account L1 at December 31, 1999 and for each of the three years in the period ended December 31, 1999, are prepared in accordance with generally accepted accounting principles and represent those divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries, as well as the financial statements included for the Security Life Separate Account L1 referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Security Life Separate Account L1.







                           [TO BE FILED BY AMENDMENT]



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Estate Designer                        57

                                   APPENDIX A

                                 FACTORS FOR THE
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                           FOR A LIFE INSURANCE POLICY


   Attained                        Attained                        Attained                       Attained
Age of Younger                  Age of Younger                  Age of Younger                  Age of Younger
   Insured       Factor            Insured       Factor            Insured       Factor           Insured        Factor

      0           2.50               25           2.50               50          1.85                75          1.05
      1           2.50               26           2.50               51          1.78                76          1.05
      2           2.50               27           2.50               52          1.71                77          1.05
      3           2.50               28           2.50               53          1.64                78          1.05
      4           2.50               29           2.50               54          1.57                79          1.05

      5           2.50               30           2.50               55          1.50                80          1.05
      6           2.50               31           2.50               56          1.46                81          1.05
      7           2.50               32           2.50               57          1.42                82          1.05
      8           2.50               33           2.50               58          1.38                83          1.05
      9           2.50               34           2.50               59          1.34                84          1.05

     10           2.50               35           2.50               60          1.30                85          1.05
     11           2.50               36           2.50               61          1.28                86          1.05
     12           2.50               37           2.50               62          1.26                87          1.05
     13           2.50               38           2.50               63          1.24                88          1.05
     14           2.50               39           2.50               64          1.22                89          1.05

     15           2.50               40           2.50               65          1.20                90          1.05
     16           2.50               41           2.43               66          1.19                91          1.04
     17           2.50               42           2.36               67          1.18                92          1.03
     18           2.50               43           2.29               68          1.17                93          1.02
     19           2.50               44           2.22               69          1.16                94          1.01

     20           2.50               45           2.15               70          1.15                95          1.00
     21           2.50               46           2.09               71          1.13                96          1.00
     22           2.50               47           2.03               72          1.11                97          1.00
     23           2.50               48           1.97               73          1.09                98          1.00
     24           2.50               49           1.91               74          1.07                99          1.00
                                                                                                    100          1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.


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Estate Designer                        58

                                   APPENDIX B

                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                           FOR A LIFE INSURANCE POLICY



   Attained                        Attained                        Attained                       Attained
Age of Younger                  Age of Younger                  Age of Younger                  Age of Younger
   Insured       Factor            Insured       Factor            Insured       Factor           Insured        Factor

       0          2.50               25           2.50               50          1.85                75          1.05
       1          2.50               26           2.50               51          1.78                76          1.05
       2          2.50               27           2.50               52          1.71                77          1.05
       3          2.50               28           2.50               53          1.64                78          1.05
       4          2.50               29           2.50               54          1.57                79          1.09

       5          2.50               30           2.50               55          1.50                80          1.14
       6          2.50               31           2.50               56          1.46                81          1.18
       7          2.50               32           2.50               57          1.42                82          1.22
       8          2.50               33           2.50               58          1.38                83          1.26
       9          2.50               34           2.50               59          1.34                84          1.31

      10          2.50               35           2.50               60          1.30                85          1.35
      11          2.50               36           2.50               61          1.28                86          1.33
      12          2.50               37           2.50               62          1.26                87          1.31
      13          2.50               38           2.50               63          1.24                88          1.29
      14          2.50               39           2.50               64          1.22                89          1.27

      15          2.50               40           2.50               65          1.20                90          1.26
      16          2.50               41           2.43               66          1.19                91          1.24
      17          2.50               42           2.36               67          1.18                92          1.22
      18          2.50               43           2.29               68          1.17                93          1.19
      19          2.50               44           2.22               69          1.16                94          1.16

      20          2.50               45           2.15               70          1.15                95          1.12
      21          2.50               46           2.09               71          1.13                96          1.11
      22          2.50               47           2.03               72          1.11                97          1.09
      23          2.50               48           1.97               73          1.09                98          1.06
      24          2.50               49           1.91               74          1.07                99          1.03

                                                                                                    100          1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.


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Estate Designer                        59

                                   APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the net portfolio's management fees after any voluntary waiver and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $13,000 annual premium, paid at the beginning of each year, for a hypothetical policy with a $1,000,000 face amount, the guideline premium test, death benefit option 1, issued to a preferred, non-smoker male, age 50 and a preferred, non-smoker female, age 50. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 41. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 50.

                          [TO BE UPDATED BY AMENDMENT.]


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Estate Designer                        60

                          [TO BE UPDATED BY AMENDMENT.]

                           HYPOTHETICAL ILLUSTRATIONS

Non-smoker Male Age 50 Preferred Risk Class
Non-smoker Female Age 50 Preferred Risk Class             Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000
--------------------------------------------------------------------------------


AIM V.I. CAPITAL APPRECIATION FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

AIM V.I. GOVERNMENT SECURITIES FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

ALGER AMERICAN GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

The assumptions underlying these values are described in Performance Information, page 60.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Separate Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


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Estate Designer                        61

Non-smoker Male Age 50 Preferred Risk Class
Non-smoker Female Age 50 Preferred Risk Class             Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000
--------------------------------------------------------------------------------


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/89             %                                                 1,000,000
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

FIDELITY VIP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/89             %                                                 1,000,000
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

The assumptions underlying these values are described in Performance Information, page 60.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Separate Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


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Estate Designer                        62

Non-smoker Male Age 50 Preferred Risk Class
Non-smoker Female Age 50 Preferred Risk Class             Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000
--------------------------------------------------------------------------------

FIDELITY VIP MONEY MARKET PORTFOLIO
 Year           Annual Total        Cash Surrender        Account       Benefit
 Ended            Return *              Value              Value         Death
12/31/89             %                                                 1,000,000
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

FIDELITY VIP OVERSEAS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/89             %                                                 1,000,000
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

FIDELITY VIP II ASSET MANAGER PORTFOLIO
 Year           Annual Total        Cash Surrender        Account       Benefit
 Ended            Return *              Value              Value         Death
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

The assumptions underlying these values are described in Performance Information, page 60.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Separate Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


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Estate Designer                        63

Non-smoker Male Age 50 Preferred Risk Class
Non-smoker Female Age 50 Preferred Risk Class             Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000
--------------------------------------------------------------------------------


FIDELITY VIP II INDEX 500 PORTFOLIO
 Year           Annual Total        Cash Surrender        Account       Benefit
 Ended            Return *              Value              Value         Death
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

INVESCO VIF-EQUITY INCOME FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

INVESCO VIF-HIGH YIELD FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

INVESCO VIF-SMALL COMPANY GROWTH FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/98             %                                                 1,000,000

INVESCO VIF-TOTAL RETURN FUND
 Year           Annual Total        Cash Surrender        Account       Benefit
 Ended            Return *              Value              Value         Death
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

The assumptions underlying these values are described in Performance Information, page 60.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Separate Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


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Estate Designer                        64

Non-smoker Male Age 50 Preferred Risk Class
Non-smoker Female Age 50 Preferred Risk Class             Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000
--------------------------------------------------------------------------------


INVESCO VIF-UTILITIES FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

NEUBERGER BERMAN GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/89             %                                                 1,000,000
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

NEUBERGER BERMAN LIMITED MATURITY BOND PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/89             %                                                 1,000,000
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

NEUBERGER BERMAN PARTNERS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

The assumptions underlying these values are described in Performance Information, page 60.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Separate Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


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Estate Designer                        65

Non-smoker Male Age 50 Preferred Risk Class
Non-smoker Female Age 50 Preferred Risk Class             Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

--------------------------------------------------------------------------------


VAN ECK WORLDWIDE BOND FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90             %                                                 1,000,000
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

VAN ECK WORLDWIDE EMERGING MARKETS FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000

VAN ECK WORLDWIDE HARD ASSETS FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/91             %                                                 1,000,000
12/31/92             %                                                 1,000,000
12/31/93             %                                                 1,000,000
12/31/94             %                                                 1,000,000
12/31/95             %                                                 1,000,000
12/31/96             %                                                 1,000,000
12/31/97             %                                                 1,000,000
12/31/98             %                                                 1,000,000
                                        %
VAN ECK WORLDWIDE REAL ESTATE FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/98             %                                                 1,000,000

The assumptions underlying these values are described in Performance Information, page 60.

*These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Separate Account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Estate Designer                        66

The Variable Survivorship Universal Life Prospectus included in Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account Ll, filed with the Securities and Exchange Commission on February 29, 2000 (File No. 333-72753) is incorporated herein by reference.






Part II included in Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account Ll, filed with the Securities and Exchange Commission on February 29, 2000 (File No. 333-72753) is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Security Life of Denver Insurance Company and the Registrant, Security Life Separate Account L1, certify that they meet all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under Securities Act of 1933 and have duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 3rd day of April, 2000.

                           SECURITY LIFE OF DENVER INSURANCE COMPANY (Depositor)

                           BY:     /s/ Stephen M. Christopher
                                   -------------------------
                                   Stephen M. Christopher
                                   President

(Seal)

ATTEST:

/s/ Gary W. Waggoner
-------------------

Gary W. Waggoner

                           SECURITY LIFE SEPARATE ACCOUNT Ll
                           (Registrant)

                           BY:     SECURITY LIFE OF DENVER INSURANCE COMPANY
                           (Depositor)

                           BY:     /s/ Stephen M. Christopher
                                   -------------------------
                                   Stephen M. Christopher
                                   President

(Seal)

ATTEST:

/s/ Gary W. Waggoner
-------------------

Gary W. Waggoner

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to this Registration Statement has been signed below by the following persons in the capacities with Security Life of Denver Insurance Company and on the date indicated.


PRINCIPAL EXECUTIVE OFFICERS:


/s/ Stephen M. Christopher
---------------------------
Stephen M. Christopher
President, Chief Executive Officer and Director


/s/ James L. Livingston, Jr.
--------------------------
James L. Livingston, Jr.
Executive Vice President and Chief Financial Officer



PRINCIPAL ACCOUNTING OFFICER:


/s/ Shari A. Enger
---------------------------
Shari A. Enger
Vice President - Controller



DIRECTORS:

/s/ P. Randall Lowery
---------------------------
P. Randall Lowery


/s/ Michael W. Cunningham
---------------------------
Michael W. Cunningham